                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                               The Pittston Company
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

[LOGO]                                                                          The Pittston Company
JOSEPH C. FARRELL                                                               100 First Stamford Place
Chairman and Chief Executive Officer                                            P.O. Box 120070
                                                                                Stamford, CT 06912-0070

                                                                  March 29, 1995

To Our Shareholders:

     You are cordially invited to attend the annual meeting of Pittston's shareholders to be held at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut, on Friday, May 5, 1995, at 1:00 p.m.

     You will be asked to elect four directors for a term of three years, to approve independent public accountants for 1995 and to approve a proposal to amend and restate the Company's Key Employees' Deferred Compensation Program.

     It is important that you vote, and you are urged to complete, sign, date and return the enclosed proxy or proxies in the envelope provided.

     Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          J. Farrell

                                     [LOGO]

----------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 1995

----------------------------------------------------------
     Notice Is Hereby Given that the annual meeting of shareholders of THE PITTSTON COMPANY will be held on May 5, 1995, at 1:00 p.m., at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut, for the following purposes:

     1. To elect four directors for a term expiring in 1998.

     2. To approve the selection of KPMG Peat Marwick LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for the year 1995.

     3. To consider and act upon a proposal to approve an amendment and restatement of the Key Employees' Deferred Compensation Program as described in the attached Proxy Statement and set forth as Exhibit A.

     4. To transact such other business as may properly come before the meeting or any adjournment.

     The close of business on March 20, 1995, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting.

     If you do not expect to attend the annual meeting in person, please complete, date and sign the enclosed proxy or proxies and return it or them in the enclosed envelope, which requires no additional postage if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                          Austin F. Reed
                                          Secretary

March 29, 1995

     Annual Reports to Shareholders, including financial statements, are being mailed to shareholders, together with these proxy materials, commencing on or about March 29, 1995.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU RECEIVE TWO PROXIES (ONE FOR EACH CLASS OF THE COMPANY'S COMMON STOCK), PLEASE BE SURE TO COMPLETE AND RETURN THEM BOTH.

                              THE PITTSTON COMPANY
                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of The Pittston Company of proxies from holders of each class of its common stock, Pittston Services Group Common Stock ('Services Stock'), par value $1.00 per share, and Pittston Minerals Group Common Stock ('Minerals Stock'), par value $1.00 per share, to be voted at the annual meeting of shareholders to be held on May 5, 1995, at 1:00 p.m., at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut (and at any adjournment thereof) for the purposes set forth in the accompanying notice of such meeting.

     On March 20, 1995, the Company had outstanding 41,684,622 shares of Services Stock and 8,422,118 shares of Minerals Stock, the holders of each class thereof being entitled to one vote per share on all matters. Holders of Services Stock and Minerals Stock will vote together as a single voting group on all matters that the Board of Directors knows will be presented for consideration at the meeting.

     The close of business on March 20, 1995, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are being mailed to shareholders commencing on or about March 29, 1995. The address of the principal executive office of the Company is 100 First Stamford Place, P. O. Box 120070, Stamford, Connecticut 06912-0070.

     The election of directors, the selection of independent public accountants and the proposal to approve the amendment and restatement of the Key Employees' Deferred Compensation Program are the only matters which the Board of Directors knows will be presented for consideration at the meeting. As to any other business that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgement of the person voting the proxies.

     The Company's bylaws provide that the chairman of the meeting shall determine the order of business at the annual meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

     The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

     The enclosed proxy is revocable at any time prior to its being voted by filing an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and voting in person. Attendance at the meeting will not by itself constitute a revocation.

     Votes cast by shareholders will be treated as confidential in accordance with a policy approved by the Board of Directors. Shareholder votes at the annual meeting will be tabulated by the Company's transfer agent, Chemical Bank, or any successor thereto.

                              CORPORATE GOVERNANCE

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders regardless of class. Members of the Board are kept informed of the Company's business by various reports sent to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the Chairman and other officers. During 1994 the Board met eight times.

     The Executive Committee of the Board may exercise substantially all the authority of the Board during the intervals between the meetings of the Board. The Executive Committee currently consists of Mr. Farrell, as Chairman, and all other directors, except that a quorum of the Executive Committee consists of one third of the number of members of the Committee, three of whom must not be employees of the Company or any of its subsidiaries. The Executive Committee met once during 1994.

     The Audit and Ethics Committee recommends to the Board the selection by the shareholders at their annual meeting of a firm of independent public accountants. In addition, the Committee confers with the Company's independent public accountants to review the plan and scope of their proposed audit as well as their findings and recommendations upon the completion of the audit. The Committee meets with the independent public accountants and with appropriate Company financial personnel and internal auditors regarding the Company's internal controls, practices and procedures. The Committee also oversees the Company's legal and business ethics compliance programs. The Audit and Ethics Committee currently consists of Mr. Anton, as Chairman, Dr. Haywood and Messrs. Jordan and Stone, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1994.

     The Compensation and Benefits Committee is responsible for establishing and reviewing policies governing salaries, incentive compensation and the terms and conditions of employment of senior executives and other key employees of the Company. In addition, the Committee is responsible for the oversight of the Company's stock option plans for employees and similar plans which may be maintained from time to time by the Company and has authority to grant options under the Company's 1988 Stock Option Plan. The Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, as well as outside experts retained in connection with the administration of these plans. The Compensation and Benefits Committee currently consists of Mr. Spilman, as Chairman, and Messrs. Ackerman, Anton and Zimmerman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1994.

     The Nominating Committee recommends to the Board nominees for election as directors and as senior executive officers of the Company. In addition, the Committee reviews the performance of incumbent directors in determining whether to recommend them to the Board for renomination. Directors are selected on the basis of recognized achievements and their ability to bring expertise and experience to the deliberations of the Board. The Nominating Committee also administers the Directors' Charitable Award Program. The Nominating Committee currently consists of Mr. Zimmerman, as Chairman, Messrs. Broadhead and Craig and Dr. Haywood, none of whom is an officer or employee of the Company or any of its subsidiaries, and met three times during 1994. For information concerning procedures to be followed for submitting names of nominees for consideration by the Nominating Committee, see 'Other Information -- Shareholder Proposals.'

     The Finance Committee recommends to the Board dividend and other actions and policies regarding the financial affairs of the Company, including those relating to matters that may affect the financial strength of the Company. The Finance Committee currently consists of Mr. Craig, as Chairman, and Messrs. Barker, Jordan and Spilman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1994.

     The Pension Committee is responsible for the oversight of the Company's Pension-Retirement Plan and Savings-Investment Plan and any similar plans which may be maintained from time to time by the Company. The Committee also has general oversight responsibility for pension plans maintained by foreign and other subsidiaries of the Company. The Committee has authority to adopt amendments to the Company's Pension-Retirement Plan, Pension Equalization Plan and Savings-Investment Plan. In carrying out these responsibilities the Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, including the Administrative Committee, as well as outside experts retained in connection with the administration of those plans. The Pension Committee currently consists of Mr. Stone, as Chairman, and Messrs. Ackerman, Barker and Broadhead, none of whom is an officer or employee of the Company or any of its subsidiaries. The Pension Committee met four times during 1994.

     During 1994 all incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which they served, except for Mr. Marshall. Average attendance at those meetings was approximately 91%.

COMPENSATION OF DIRECTORS

     Each non-employee director is paid an annual retainer fee of $18,000, an attendance fee of $1,100 per day for each meeting of the Board and of each committee of the Board and a fee of $1,100 per day for rendering any special services to the Company at the request of the Chairman of the Board. A director may elect to defer receipt of his fees to future years and to receive interest thereon, compounded quarterly, at the prime commercial lending rate of Morgan Guaranty Trust Company of New York.

     Each non-employee director with at least five years of service receives a pension, if he retires at or after age 72, does not stand for reelection because he will attain age 72 during the ensuing term, retires prior to age 72 but after age 65 for reasons such as health or relocation or retires at any time after a change in control (as defined). Such a director with five years of service receives a pension equal to 50% of the annual retainer fee in effect at the time of his retirement; for each additional year of service a director receives an additional 10% of such retainer fee until his retirement income equals the annual retainer fee in effect at the time of his retirement.

     Under the Non-Employee Directors' Stock Option Plan, adopted by the shareholders in 1988 and amended by the shareholders in 1993, an option grant for 10,000 shares of Services Stock and 2,000 shares of Minerals Stock, at option prices of 100% of fair market value on the date of grant is made to each non-employee director upon his election as a director. Each option is exercisable immediately as to one third of the shares and as to an additional one third on the first and second anniversaries of the grant date. Pursuant to the 1993 amendment, the Non-Employee Directors' Stock Option Plan provides for automatic annual grants of options for 1,000 shares of Services Stock and 200 shares of Minerals Stock at 100% of fair market value on the date of grant to each Non-Employee Director on each July 1 so long as the plan remains in effect (the first such grants were made on August 1, 1993); cash retainer fees were reduced in connection with the approval of such amendment. Each such option will become exercisable six months from the date of grant. Each option granted under the Non-Employee Directors' Stock Option Plan constitutes a nonqualified stock option under the Internal Revenue Code of 1986, as amended (the 'Code'), and terminates ten years from the date of grant. The Non-Employee Directors' Stock Option Plan expires May 11, 1998.

     Under the Directors' Charitable Award Program the Company will contribute $1,100,000 on behalf of each participating director after such director's death. Of that amount, $100,000 will be donated to one or more tax-exempt organizations designated by the Company, and $1,000,000 will be donated in accordance with the director's recommendations to eligible educational institutions and charitable organizations. Each of the Company's non-employee directors and Mr. Farrell currently participate in the Directors' Charitable Award Program. The Company is the owner and beneficiary of life insurance policies insuring the lives of the participating directors. Premiums paid in 1994 in respect of such policies totaled an aggregate of approximately $361,007.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the compensation of the Chief Executive Officer, the other four highest paid executive officers of the Company and a former executive officer who resigned in December 1994:

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                              ---------------------
                                                                               OPTIONS (NUMBER OF
                                                    ANNUAL COMPENSATION            SHARES)(d)
                                                   ----------------------     ---------------------        ALL OTHER
                                          YEAR     SALARY(b)     BONUS(c)     SERVICES     MINERALS    COMPENSATION(a)
                                          ----     ---------     --------     --------     --------    ---------------

J. C. Farrell                             1994     $463,500     $475,000          None        None          $11,388
  Chairman, President                     1993      425,000      425,000       100,000      68,000           13,602
  and Chief Executive                     1992      412,500      250,000        61,800      12,360           13,336
  Officer
G. R. Spindler                            1994      262,333       80,000          None        None           10,066
  President and Chief                     1993      254,000      110,000          None      60,000           11,920
  Executive Officer of Pittston Coal      1992      243,000      100,000          None      24,300           11,654
  Company and Senior Vice
  President of the Company (e)
D. L. Marshall                            1994      260,417       75,000          None        None            9,444
  Vice Chairman and                       1993      345,000      240,000        85,000      16,000           12,968
  Chief Financial                         1992      343,333      210,000        30,500       6,100           12,702
  Officer (f)
G. R. Rogliano                            1994      167,767       95,000          None        None            9,213
  Vice President  --  Controllership      1993      161,166       85,000        36,000      10,000           10,918
  and Taxes                               1992      153,333       67,000        10,000       2,000           10,571
F. T. Lennon                              1994      168,500       80,000          None        None            9,186
  Vice President  --  Human Resources     1993      162,000       55,000        32,000       8,000           10,906
  and Administration                      1992      152,875       60,000        15,000       3,000           20,571
J. B. Hartough                            1994      165,242       70,000          None        None            9,113
  Vice President  --  Corporate Finance   1993      158,000       55,000        32,000       8,000            9,720
  and Treasurer                           1992      152,042       39,000         8,000       1,600           10,473

(a) The Company made matching contributions under the Savings-Investment Plan in 1994 in the amount of $7,500 for each of the named executive officers. The Savings-Investment Plan is a compensation reduction plan intended to qualify under Section 401(k) of the Code. Under the Savings-Investment Plan employee contributions are matched at rates of 50% to 125% up to 5% of covered compensation (subject to limitations imposed by such Code). In 1994 the Company paid life insurance premiums under the Executive Salary Continuation Plan in the amount of $3,888 for Mr. Farrell; $2,566 for Mr. Spindler; $1,944 for Mr. Marshall; $1,713 for Mr. Rogliano; $1,686 for Mr. Lennon and $1,613 for Mr. Hartough. The Executive Salary Continuation Plan provides a death benefit equal to three times a covered employee's annual salary payable in ten equal annual installments to the employee's spouse or other designated beneficiary.

(b) Salaries before compensation reduction payments under the Savings-Investment Plan and the Deferral of Salary and Supplemental Savings Plan portions of the Company's Key Employees' Deferred Compensation Program.

    Under the Supplemental Savings Plan portion of the Program, $11,874.96 of Mr. Farrell's salary for 1994 was deferred, and he received a Company matching contribution with respect thereto of $11,874.96, both of which amounts were, as of January 1, 1995, converted under such Program into
    430.8766 Services Stock equivalent units ('Services Units') and 528.0107 Minerals Stock equivalent units ('Minerals Units') and credited to his account at a rate per Services Unit equal to the average market price ($27.56) of a share of the Company's Services Stock during the period commencing on the first day of the month after his salary equalled the maximum amount of considered compensation for 1994 pursuant to Code Section 401 (a)(17) and ending on December 31, 1994 and at a rate per Minerals Unit equal to the average market price ($22.49) of a share of the Company's Minerals Stock during such period. In addition, on January 1, 1995 Mr. Farrell's account was credited with an additional 1.0124 Services Units and an additional 4.5816 Minerals Units in respect of cash dividends that were paid on the Company's Services Stock and Minerals Stock during 1994 on the basis of ratable crediting to his account during such year of the Services and Minerals Units that were credited to his account on January 1, 1995 with respect to the Supplemental Savings Plan portion of the Program.

    Under the Supplemental Savings Plan portion of the Program, $5,616.67 of Mr. Spindler's salary for 1994 was deferred, and he received a Company matching contribution with respect thereto of $2,808.34, both of which amounts were, as of January 1, 1995, converted under such Program into 365.6688 Minerals Units and credited to his account at a rate per Minerals Unit equal to the average market price ($23.04) of a share of the Company's Minerals Stock during the period commencing on the first day of the month after his salary equalled the maximum amount of considered compensation for 1994 pursuant to Code Section 401 (a)(17) and ending on December 31, 1994. In addition, on January 1, 1995 Mr. Spindler's account was credited with an additional
    2.7328 Minerals Units in respect of cash dividends that were paid on the Company's Minerals Stock during 1994 on the basis of ratable crediting to his account during such year of the Minerals Units that were credited to his account on January 1, 1995 with respect to the Supplemental Savings Plan portion of the Program.

    Under the Supplemental Savings Plan portion of the Program, $5,000.04 of Mr. Marshall's salary for 1994 was deferred, and he received a Company matching contribution with respect thereto of $5,000.04, both of which amounts were, as of January 1, 1995, converted under such Program into 362.8476 Services Units and credited to his account at a rate per Services Unit equal to the average market price ($27.56) of a share of the Company's Services Stock during the period commencing on the first day of the month after his salary equalled the maximum amount of considered compensation for 1994 pursuant to Code Section 401 (a)(17) and ending on December 31, 1994. In addition, on January 1, 1995 Mr. Marshall's account was credited with an additional .8526 Services Unit in respect of cash dividends that were paid on the Company's Services Stock during 1994 on the basis of ratable crediting to his account during such year of the Services Units that were credited to his account on January 1, 1995 with respect to the Supplemental Savings Plan portion of the Program.

    Under the Supplemental Savings Plan portion of the Program, $888.40 of Mr. Rogliano's salary for 1994 was deferred, and he received a Company matching contribution with respect thereto of $888.40, both of which amounts were, as of January 1, 1995, converted under such Program into 70.3405 Services Units and credited to his account at a rate per Services Unit equal to the average market price ($25.26) of a share of the Company's Services Stock during the period commencing on the first day of the month after his salary equalled the maximum amount of considered compensation for 1994 pursuant to Code
    Section 401 (a)(17) and ending on December 31, 1994.

    Mr. Lennon elected to defer 5% of his salary for 1994, and as of January 1, 1995, the amount of $4,275 was converted under such Program into 108.5813 Services Units and 57.0253 Minerals Units and credited to his account at a rate per Services Unit equal to the average market price ($27.56) of a share of the Company's Services Stock during the portion of the year he was a participant in this portion of the Program and at a rate per Minerals Unit equal to the average market price ($22.49) of a share of the Company's
    Minerals Stock during such period. Under the Supplemental Savings Plan portion of the Program, $925 of Mr. Lennon's salary for 1994 was deferred, and he received a Company matching contribution with respect thereto of $925, both of which amounts were, as of January 1, 1995, converted under such Program into 58.5907 Services Units and 16.0312 Minerals Units and credited to his account at a rate per Services Unit equal to the average market price ($25.26) of a share of the Company's Services Stock during the period commencing on the first day of the month after his salary equalled the maximum amount of considered compensation for 1994 pursuant to Code Section 401 (a)(17) and ending on December 31, 1994 and at a rate per Minerals Unit equal to the average market price ($23.08) of a share of the Company's Minerals Stock during such period. In addition, on January 1, 1995 Mr. Lennon's account was credited with an additional .2552 Services Unit and an additional .4947 Minerals Unit in respect of cash dividends that were paid on the Company's Services Stock and Minerals Stock during 1994 on the basis of ratable crediting to his account during such year of the Services and Minerals Units that were credited to his account on January 1, 1995 with respect to the Deferral of Salary and Supplemental Savings Plan portions of the Program.

    Under the Supplemental Savings Plan portion of the Program, $762.20 of Mr. Hartough's salary for 1994 was deferred, and he received a Company matching contribution with respect thereto of $762.20, both of which amounts were, as of January 1, 1995, converted under such Program into 66.0485 Minerals Units and credited to his account at a rate per Minerals Unit equal to the average market price ($23.08) of a share of the Company's Minerals Stock during the period commencing on the first day of the month after his salary equalled the maximum amount of considered compensation for 1994 pursuant to Code
    Section 401 (a)(17) and ending on December 31, 1994.

    Under the Program, distributions with respect to the Services Units and the Minerals Units are to be made in shares of Services Stock and Minerals Stock, respectively, on the basis of one share for each Unit (with cash paid for fractional Units), but the aggregate value of the shares so distributed may not be less than the aggregate amount of the salary deferred pursuant to the Deferral of Salary portion of the Program and the related dividends in respect of which such Units were initially credited.

(c) Annual incentive payments under the Key Employees Incentive Plan. Mr. Farrell elected to defer 50% of his cash incentive payment for 1994 pursuant to the Deferral of Cash Incentive Payments portion of the Company's Key Employees' Deferred Compensation Program, and as of January 1, 1995, the amount of $237,500 was converted under such Program into 4,701.1085 Services Units and 5,145.1473 Minerals Units and credited to his account at a rate per Services Unit equal to the average market price ($25.26) of a share of the Company's Services Stock in December 1994 and at a rate per Minerals Unit equal to the average market price ($23.08) of a share of the Company's Minerals Stock in December 1994. Messrs. Marshall, Rogliano, Lennon and Hartough elected to defer portions of their 1994 cash incentive payments as of the same date and at the same rate for Services Units and/or Minerals Units as follows: 20% of Mr. Marshall's payment, $15,000, was converted into
    593.8242 Services Units; 30% of Mr. Rogliano's payment, $28,500, was converted into 1,015.4394 Services Units and 123.4835 Minerals Units; 30% of Mr. Lennon's payment, $24,000, was converted into 665.0831 Services Units and 311.9584 Minerals Units; and 70% of Mr. Hartough's payment, $49,000, was converted into 775.9303 Services Units and 1,273.8302 Minerals Units. Under the Supplemental Savings Plan portion of such Program, a further $23,750, $3,500, $4,000, $4,750 and $4,000 was deferred with respect to the 1994 cash incentive payments of Messrs. Farrell, Hartough, Lennon, Rogliano and Spindler, respectively, and they received Company matching contributions with respect thereto of $23,750, $3,500, $4,000, $4,750, and $2,000, respectively, and both of such amounts were converted into 940.2217 Services Units and 1029.0295 Minerals Units, in the case of Mr. Farrell; 259.9653 Minerals Units, in the case of Mr. Spindler; 376.0887 Services Units, in the case of Mr. Rogliano; 253.3650 Services Units and 69.3241 Minerals Units, in the case of Mr. Lennon; and 303.2929 Minerals Units, in the case of Mr. Hartough, in each case at the rates at which Units were credited under the Deferral of Cash Incentive Payments portion of the Program. In addition, dividend credits of 49.2438 Services Units and 96.2962 Minerals Units, in the case of Mr. Farrell; 12.5212 Services Units and 4.3302 Minerals Units, in the case of Mr. Marshall; 2.8744 Services Units and 3.3848 Minerals
    Units, in the case of Mr. Rogliano; 4.9176 Services Units and 5.7600 Minerals Units, in the case of Mr. Lennon; and 6.7415 Services Units and
    19.3530 Minerals Units, in the case of Mr. Hartough, were made to such persons' accounts during 1994 in respect of cash dividends that were paid on the Company's Services Stock and Minerals Stock during 1994 based on the number of Units credited to such accounts on the payment dates for such dividends. Under the Program, distributions with respect to the Services Units and the Minerals Units are to be made in shares of Services Stock and the Minerals Stock, respectively, on the basis of one share for each Unit (with cash paid for fractional Units), but the aggregate value of the shares so distributed may not be less than the aggregate amount of the cash incentive payment deferred and the related dividends in respect of which such Units were initially credited. Such distributions will be made upon termination of employment or earlier upon election made more than one year prior to distribution.

(d) Options granted under the 1988 Stock Option Plan. Options granted to each executive officer prior to approval of the Services Stock Proposal by the shareholders at the 1993 Annual Meeting were converted to options for Services Stock and/or Minerals Stock on July 26, 1993 on the basis of one share of Services Stock for each share of former Common Stock and one fifth of one share of Minerals Stock for each share of former Common Stock, except in the case of Mr. Spindler, whose options were converted on the basis of
    1.215 shares of Minerals Stock for each share of former Common Stock.

(e) Mr. Spindler resigned as President and Chief Executive Officer of Pittston Coal Company and Senior Vice President of the Company on December 31, 1994.

(f) Mr. Marshall resigned as Chief Financial Officer of the Company on February 9, 1994. He remains the Vice Chairman of the Board and a director of the Company.

STOCK OPTIONS

     The following table sets forth information concerning the exercise of options during 1994 and unexercised options held at the end of such year.

                      AGGREGATED OPTION EXERCISES IN 1994
                           AND YEAR-END OPTION VALUES
                                 STOCK OPTIONS

                                                               NUMBER OF UNEXERCISED
                                 NUMBER OF                     SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                  SHARES                             OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                 ACQUIRED                        DECEMBER 31, 1994               DECEMBER 31, 1994
                                    ON          VALUE       ----------------------------    ----------------------------
NAME                             EXERCISE      REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------  ---------    ----------    -----------    -------------    -----------    -------------

J. C. Farrell
  Services.....................    -0-        $  -0-          188,050          83,750       $ 2,141,505      $ 109,288
  Minerals.....................    -0-           -0-           49,610          52,750           426,604         51,687
G. R. Spindler
  Services.....................    -0-           -0-           -0-            -0-               -0-            -0-
  Minerals.....................    -0-           -0-          101,568          49,557         1,130,822         81,987
D. L. Marshall(*)
  Services.....................   105,500      1,555,630       21,250          63,750           -0-            -0-
  Minerals.....................    21,100        211,069        4,000          12,000             8,040          7,426
G. R. Rogliano
  Services.....................    -0-           -0-           53,250          28,250           577,413         15,613
  Minerals.....................     8,850        111,596        2,500           7,750             5,025          7,516
F. T. Lennon
  Services.....................    -0-           -0-           46,750          25,250           512,288         15,613
  Minerals.....................    -0-           -0-            9,750           6,250            97,844          6,587
J. B. Hartough
  Services.....................    -0-           -0-           30,000          24,500           266,730          6,245
  Minerals.....................    -0-           -0-            8,400           6,100            76,808          4,862

------------

(*) In February 1994 the Company accelerated the vesting of Mr. Marshall's options for 34,000 shares of Services Stock and 9,850 shares of Minerals Stock such that such options became exercisable on April 15, 1994.

PENSION-RETIREMENT PLAN

     The Company maintains a noncontributory Pension-Retirement Plan (the 'Pension Plan') covering, generally, full-time employees of the Company and participating subsidiaries who are not covered by a collective bargaining agreement. The Pension Plan provides that an eligible employee upon retirement at age 65 will receive an annual benefit equivalent to 2.1% of average salary for his or her 36 consecutive months of highest earnings multiplied by the number of years of service not to exceed 25 years, plus 1% of such average salary multiplied by the number of years of service in excess of 25 years, less 0.55% of the average Social Security taxable wage base for the relevant period provided in the Pension Plan multiplied by his or her years of service not to exceed 35. Salary under the Pension Plan means regular compensation, including commissions, bonuses, overtime and premium pay but excluding any living or other expense allowances. An eligible employee who has completed ten years of Vesting Service may retire at any time after reaching his or her 55th birthday and become entitled to receive an actuarially reduced pension. Employees may elect to have their annual pension benefits paid in the form of a straight life annuity, joint and survivor annuity or period certain annuity. The Pension Plan also provides certain disability retirement benefits and death benefits. Accrued Plan benefits are vested upon employees' completion of five years of Vesting Service. The Code limits the amount of pensions which may be paid under federal income tax qualified plans. The Company's Board of Directors has adopted a Pension Equalization Plan under which the Company will make additional payments so that the total amount received by each person affected by the Code limitations is the same as would otherwise have been received under the Pension Plan. The Company has reserved the right to terminate or amend the Pension Plan or the Pension Equalization Plan at any time.

     The table below illustrates the estimated annual benefits payable upon retirement at age 65 under the Pension and Pension Equalization Plans to officers and other eligible employees in various classifications as to average salary and years of service. The table does not reflect reductions on account of the Social Security taxable wage base referred to above.

                               PENSION PLAN TABLE

                                            ESTIMATED ANNUAL PENSION
AVERAGE ANNUAL SALARY                    PAYABLE BASED ON SERVICES OF:
  DURING 36 MONTHS        ------------------------------------------------------------
   OF HIGHEST PAY         10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS
---------------------     --------     --------     --------     --------     --------

     $   200,000          $ 42,000     $ 63,000     $ 84,000     $105,000     $115,000
         300,000            63,000       94,500      126,000      157,500      172,500
         500,000           105,000      157,500      210,000      262,500      287,500
         700,000           147,000      220,500      294,000      367,500      402,500
         900,000           189,000      283,500      378,000      472,500      517,500
       1,000,000           210,000      315,000      420,000      525,000      575,000

Such amounts are based on the assumption that the employee will be in the Company's employ until normal retirement date (age 65), that the Pension and Pension Equalization Plans will continue in effect without change and that payments will be made on a straight life annuity basis. The Pension and Pension Equalization Plans give effect to the full amount of earnings shown under the salary and bonus columns of the Summary Compensation Table. At December 31, 1994, the executive officers named in such Table had been credited under the Pension Plan with the following years of service: Messrs. Farrell and Marshall, 11 years; Mr. Rogliano, 11 years; Mr. Spindler, 8 years; Mr. Lennon, 17 years; and Mr. Hartough, 8 years. Messrs. Farrell and Marshall are also entitled to certain supplemental pension benefits under agreements with each of them. Such supplemental pension benefits are calculated on the basis of the Company's Pension Plan but with effect being given to periods of up to 20 years of certain prior employment and with a reduction in such benefits to reflect any pension payable under the Company's Plan and under the plan covering such prior employment. The effect of these agreements is to increase the years of credited service as of December 31, 1994 for Messrs. Farrell and Marshall to 27 and 29 years of service, respectively.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. Farrell and Marshall, extending through April 1996, in the case of Mr. Farrell, and May 1995, in the case of Mr. Marshall. The agreements provide for a minimum annual salary of $425,000, in the case of Mr. Farrell, and $200,000, in the case of Mr. Marshall. On March 10, 1994 the Compensation and Benefits Committee approved an increase, effective April 1, 1994, to Mr. Farrell's annual salary from $425,000 to $475,000. Mr. Farrell's agreement also provides for a termination payment in the event of termination of employment for reasons other than Due Cause (as defined in the agreement). Such termination payment would be a lump sum cash payment equal to the sum of (i) the annual salary in effect prior to termination, multiplied by a fraction (the 'Remaining Term Multiplier'), the numerator of which is the number of months in the remaining term of the agreement and the denominator of which is twelve, (ii) the last annual bonus actually paid, multiplied by the Remaining Term Multiplier and (iii) a reasonable sum reflecting the economic equivalent of participation in all applicable employee benefit programs of the Company for the remaining term of the agreement. The Remaining Term Multiplier may not be less than 1.5. The employment agreements also entitle each of Messrs. Farrell and Marshall to participate in the Company's management and other employee benefit plans, to receive supplemental pension and disability benefits and, in the event of termination of employment for disability or early retirement after the original term of his agreement, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan regardless of age and years of services as though December 31, 1994, had been an early retirement date. In March 1995 the Company entered into a new employment agreement with Mr. Marshall extending through May 1998, which will become effective on June 1, 1995, upon the termination of his existing agreement. Such agreement provides for a salary of $150,000 for the period beginning June 1, 1995 and ending May 31, 1996, and thereafter at a salary of $40,000 per year, and entitles Mr. Marshall to participate in the Company's management and other employee benefit plans applicable to his status, to receive supplemental pension benefits, and, in the event of early retirement or termination of employment for any other reason, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan.

CHANGE IN CONTROL ARRANGEMENTS

     In 1984 the Board approved the original employment agreement described above with Mr. Farrell, as an inducement for him to accept employment with the Company. At the same time the Board approved a supplemental employment agreement with him, providing for continuation of employment after a 'change in control' (as defined) of the Company, but not beyond age 65, at an annual salary equal to his annual salary in effect on the date of the commencement of his employment in 1984 plus his first annual discretionary bonus, the aggregate of the two being annually indexed from such commencement date, in the case of salary, and from the date of payment, in the case of the bonus, by the following formula: the higher of (i) 10% or (ii) 80% of the percentage change in the Consumer Price Index. Under the supplemental employment agreement Mr. Farrell is entitled to continue to participate in all management and employee benefit plans, to accrue pension benefits and, in the event of termination of employment, to receive a cash payment equivalent to the value of all unexercised stock options (whether or not then exercisable). Mr. Farrell has agreed to remain in the Company's employ during the term of his supplemental agreement. In case of termination of employment, Mr. Farrell is under no duty to mitigate damages, and remuneration received from other sources cannot be offset against the Company's obligations under the supplemental employment agreement. In 1984 the Board also approved a change in control agreement for Mr. Marshall; such agreement terminated in May 1994.

     The Company has entered into change in control employment agreements with Messrs. Hartough, Lennon and Rogliano. In these agreements Messrs. Hartough, Lennon and Rogliano agree to remain in the employ of the Company for a specified term after a 'change in control' (as defined). In the agreements initial aggregate cash compensation is determined on the basis of salary and bonus levels paid when the agreement takes effect. In general, the Company may terminate the employee's employment for 'cause,' and, in the case of Messrs. Lennon and Rogliano's agreements, the employee may terminate his employment for 'good reason,' which includes an overall reduction in authority or responsibility or a requirement to change base location. In case of termination for 'good reason,' the employee is, in substance, entitled to receive an amount equal to his compensation for the remaining term of his agreement or, in certain cases, a discounted lump-sum payment. In 1988 the Company entered into a similar change in control employment agreement with Mr. Spindler; such agreement expired in December 1994.

     In case a 'change in control' should occur, for example on July 1, 1995, the terms of the change in control employment agreements would be as follows:
Mr. Farrell, 60 months; and Messrs. Hartough, Lennon and Rogliano, 36 months.

     Not later than 90 days following a change in control, the Company is obligated to contribute an amount in cash to a trust established between the Company and The Chase Manhattan Bank (National Association). Such amount must be sufficient to provide the benefits to which (a) participants under the Pension Equalization Plan and the Retirement Plan for Non-Employee Directors (the 'Plans') and (b) employees covered under certain employment contracts, including Messrs. Farrell and Marshall, are entitled pursuant to the terms of the Plans and employment contracts as in effect on the date of the change in control. The assets of the trust will be subject to the claims of the Company's general creditors in the event of the Company's insolvency.

COMPLIANCE WITH SECTION 16(A)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 1994, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

REPORT OF COMPENSATION AND BENEFITS COMMITTEE

     The Compensation and Benefits Committee of the Board of Directors (the 'Compensation Committee') is responsible for establishing and reviewing policies governing salaries, incentive compensation, and the terms and conditions of employment of executive officers of the Company. The policies of the Compensation Committee applicable to the compensation of executive officers are described below.

     The Compensation Committee has established an overall compensation program to attract, retain and motivate executive officers and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success. Recognizing the desirability of tying the compensation of executive officers to performance and of aligning their interests closely to the long-term interests of the Company and its shareholders, the Compensation Committee has determined that a significant part of the compensation of executive officers should be paid in the form of annual incentive payments under the Key Employees Incentive Plan and stock option grants.

     The Compensation Committee has from time to time engaged a recognized consultant in the executive compensation field to review and confirm the appropriateness of the Company's salary, annual bonus and long-term incentive programs for executive officers. In collaboration with that consultant, the Compensation Committee has developed a policy to make available to executive officers the opportunity to earn annual cash compensation close to the 50th percentile for comparable positions in companies of similar size across all industries from whom the Company seeks to attract executive officers. Cash compensation is paid to executive officers in the form of salaries and annual incentive payments under the Key Employees Incentive Plan.

     The Compensation Committee periodically reviews the salaries of executive officers in light of competitive standards and the Compensation Committee's evaluation of their individual performance and makes such adjustments as are appropriate. Each year the Compensation Committee prescribes target cash incentive awards for executive officers under the Key Employees Incentive Plan. Such target incentives are indicative of the incentive payment that an executive officer might expect to receive for such year based upon a strong performance by the individual executive officer in achieving established individual objectives, his operating or staff unit and the overall performance of the Company or relevant operating groups. For purposes of calculating actual awards under such guidelines, individual performance is given a weight factor of 50%, and unit and the Company or relevant operating group performance are each given weight factors of 25%.

     Under the policy and administrative guidelines adopted by the Compensation Committee for 1994, the Chief Executive Officer of the Company (the 'CEO') had a target cash incentive award of 50% of salary based on full performance by the Company and by him individually. Based on such guidelines, the CEO's actual award could have ranged from 0 to 100% of salary, depending on his performance rating and that of the Company as determined by the Compensation Committee and approved by the Board. The Committee recommended and the Board approved an annual incentive payment of $475,000 or 100% of salary for the CEO for 1994 after considering the following quantitative and qualitative measures of the Company's performance in 1994: (i) estimated actual earnings and cash flow on a consolidated basis, (ii) estimated actual operating earnings and cash flow of each reportable business segment, (iii) the employee safety performance of each segment, (iv) the achievement of record earnings in each of the Services segments, (v) the achievement of record revenues in each of the

Services segments, (vi) the achievement of record cash flows at Burlington and significant cash flow improvements in the other Services segments, (vii) the implementation of the integration of assets acquired from Addington Resources, Inc. and (viii) the increase in productivity at Pittston Coal. In evaluating the performance of each business segment and the Company as a whole, the Committee took into account as additional factors and criteria: pricing and market conditions affecting each business segment; the effect of the world economy on such businesses; comparative performance of the Company's competitors; productivity and cost containment measures successfully carried out; progress of management development and employee relations efforts; and the quality of strategic planning and communications with external constituencies. The Committee's evaluation of the CEO's performance was based not only on the measures of the Company's performance and the other factors and criteria described above but also on the Committee's good faith business judgement of the CEO's performance as it related to results in 1994 and the long-term positioning of the Company. The Compensation Committee did not attach specific weights to the foregoing factors, but in general the Committee attached more significance to earnings results than the other factors.

     In 1994 the Compensation Committee made no stock option grants to executive officers of the Company.

     The Compensation Committee believes that reasonable post-takeover employment arrangements are often an essential aspect of the terms of employment of executive officers. The Committee also recognizes the importance to the Company of retaining its executive officers during and after the disruption typically provoked by a takeover offer (whether or not ultimately successful). The Company is party to a 'change in control' employment agreement with each of its executive officers, and the Compensation Committee is firmly of the view that the Company and its shareholders have benefitted from the relatively modest protection which such agreements afford to its executive officers. The Company also has entered into employment agreements with Messrs. Farrell and Marshall. The Compensation Committee believes that these employment agreements provide reasonable compensation arrangements and give the Company a high degree of management stability during a period of economic change.

     The Omnibus Budget Reconciliation Act of 1993 contained a new Internal Revenue Code Section 162(m)(1) which disallows a tax deduction for any publicly held corporation for remuneration exceeding $1 million in any taxable year for chief executive officers and certain other executive officers, except for remuneration paid under qualifying 'performance based' plans. In 1994 the Company's shareholders approved amendments to the 1988 Stock Option Plan which qualify the grant of options under such Plan under Section 162(m). The Committee will continue to evaluate the impact of the Section 162(m)(1) limitations on an ongoing basis in light of final regulations and future events with an objective of achieving deductibility to the extent appropriate.

                                                     Robert H. Spilman, Chairman
                                                     Roger G. Ackerman
                                                     Mark J. Anton
                                                     Adam H. Zimmerman

PERFORMANCE GRAPHS

     The following graphs show a five-year comparison of cumulative total returns for each class of the Company's common stock, the S&P 500 Index, the S&P Transportation Index, an index of peer services companies (the 'Services Index') selected by the Company, an index of peer minerals companies (the 'Minerals Index') selected by the Company and a composite index of peer companies (the 'Composite Peer Group Index') selected by the Company.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                    THE PITTSTON COMPANY, THE S&P 500 INDEX
                     AND THE COMPOSITE PEER GROUP INDEX(1)
                        (FISCAL YEAR ENDING DECEMBER 31)


                              [PERFORMANCE GRAPH]



                                                      1989     1990     1991     1992     7/6/93      12/31/93     1994
  The Pittston Company                                100       90       81       72         90          168       156
  S&P 500 Index                                       100       97      126      136        140          149       151
  Composite Peer Index                                100       79      103      118        106          141       125

---------------

(1) On July 26, 1993, the Company's shareholders approved the Services Stock Proposal under which the Company reclassified its former single class of common stock by redesignating it as Pittston Services Group Common Stock and distributing a second class of common stock designated as Pittston Minerals Group Common Stock on the basis of one fifth of one share of such Stock for each share of the Company's former common stock held by shareholders of record on July 26, 1993. For the line designated as 'The Pittston Company' the graph depicts the cumulative return on $100 invested in the Company's former single class of common stock from January 1, 1989 through July 5,
    1993 (the last trading day prior to the commencement of trading in the Services Stock and the Minerals Stock). Since July 6, 1993 (the date of commencement of trading in the Services Stock and the Minerals Stock) the graph depicts the cumulative return on a capitalization-weighted combination of Services Stock and Minerals Stock. For the S&P 500 Index and the Composite Peer Group Index, cumulative returns are measured on an annual basis for the period from January 1, 1989 through July 5, 1993 and then from July 6, 1993 through December 31, 1994, with the value of each index set to $100 on January 1, 1989. Total return assumes reinvestment of dividends. The returns of the component companies included in the Composite Peer Group Index are weighted according to such company's market capitalization at the beginning of each period. Companies in the Composite Peer Group Index are as follows:
    Addington Resources, Inc.; Air Express International Corporation; Consolidated Freightways, Inc.; Expeditors International Inc.; Federal Express Corporation; Harper Group Inc.; MAPCO; Wackenhut Corporation (Class
    A); and Westmoreland Coal Company. In constructing the Composite Peer Group Index for 1994 the Company has omitted Nerco Inc., which was included in prior years, because such company's shares ceased to be publicly traded in 1994.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG MINERALS GROUP COMMON STOCK, SERVICES GROUP COMMON STOCK, THE S&P 500 INDEX, THE S&P TRANSPORTATION INDEX,
             THE MINERALS PEER INDEX AND THE SERVICES PEER INDEX(2)
                 (FROM JULY 6, 1993 THROUGH DECEMBER 31, 1994)


                              [PERFORMANCE GRAPH]



                                                           7/6/93             12/31/93              1994
  Pittston Minerals                                         100                 190                 210
  Pittston Services                                         100                 187                 169
  S&P 500 Index                                             100                 107                 108
  S&P Transportation Index                                  100                 116                  97
  Minerals Peer Index                                       100                 113                  94
  Services Peer Index                                       100                 131                 123

---------------

(2) The graph depicts the cumulative return from July 6, 1993, the date of commencement of trading in the Services Stock and the Minerals Stock, through December 31, 1994 on $100 invested on that date in either Services Stock, Minerals Stock, the Services Index, the Minerals Index, S&P 500 Index or the S&P Transportation Index. Total return assumes reinvestment of dividends. The Services Index consists of a market capitalization-weighted combination of the common stocks of Air Express International Corporation; Consolidated Freightways, Inc.; Expeditors International Inc.; Federal Express Corporation; Harper Group Inc.; Wackenhut Corporation (Class A); ADT Limited; and Borg Warner, Inc. The Minerals Index consists of a market capitalization-weighted combination of the common stocks of Addington Resources, Inc.; MAPCO; Ashland Coal Company; and Westmoreland Coal Company.

                             PROPOSALS OF THE BOARD

     The following proposals are expected to be presented to the meeting. With respect to each proposal all shares of Minerals and Services Stock will vote together as a single voting group, and each such share will have one vote. Proposal No. 1 -- Election of Directors: in order to be elected, nominees for director must receive a plurality of the votes cast by those present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and shares held by a broker in 'street name' ('Broker Shares') that are not voted in the election of directors will not be included in determining the number of votes cast. Proposal No. 2 -- Approval of the Selection of Independent Certified Public Accountants: must receive more votes cast in favor of such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon than votes cast in opposition to such proposal by such holders. Abstentions and Brokers Shares that are not voted on Proposal No. 2 will not be counted in determining the number of votes cast. Proposal No. 3 -- Amendment and Restatement of the Key Employees' Deferred Compensation program: must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on Proposal No. 3, will be counted as present but not voted and will have the same effect as votes cast in opposition to such Proposal. Broker Shares that are not voted on any matter presented at the meeting will not be included in determining the number of shares present or represented at the meeting.

                   PROPOSAL NO. 1  --  ELECTION OF DIRECTORS

     In accordance with the Company's charter and bylaws, the Board of Directors is divided into three classes, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Under the bylaws the number of directors that constitute the entire Board is currently twelve. Following the meeting of the Board of Directors scheduled to be held on the date of the Annual Meeting of Shareholders, there will be a vacancy in the class of directors whose term expires in 1996.

     The nominees for election as directors for three-year terms expiring in 1998 are: Messrs. James R. Barker, James L. Broadhead, Ronald M. Gross and David
L. Marshall.

     The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected. If any of them should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.

     Set forth below is information concerning the age, principal occupation and employment during the past five years, other directorships and positions with the Company of each nominee and director, and the year in which he first became a director of the Company.

                                              NOMINEES FOR ELECTION AS DIRECTORS FOR
                                                A THREE-YEAR TERM EXPIRING IN 1998

[PHOTO]                           JAMES R. BARKER, 59, is Chairman of The Interlake Steamship Co.
                                    and Global Self Unloaders  Inc. He is  also Vice Chairman  of
                                    Mormac  Marine Group, Inc. and  Moran Towing Corp. Mr. Barker
                                    was formerly Chairman  of the  Board of  Moore McCormack  Re-
                                    sources,  Inc.,  and  Chairman  of  that  company's operating subsidiaries since April  1979. He was  also Chief  Executive
                                    Officer  of  Moore McCormack  Resources,  Inc., from  1971 to
                                    January 1987.  In 1969  Mr.  Barker co-founded  a  management consulting firm, Temple, Barker & Sloane, Inc., and served in the  capacity of  Executive Vice  President. Mr.  Barker is a director of GTE Corporation. He is  a member of the Board  of
                                    Trustees  of Stamford Hospital  and a member  of the Business
                                    Advisory  Committee   of   the   Transportation   Center   at
                                    Northwestern University and the Board of Visitors of Columbia
                                    University.  Mr. Barker  has been  a director  of the Company since July 1993 and is  a member of the Executive  Committee, the Finance Committee and the Pension Committee.

[PHOTO]                           JAMES L. BROADHEAD, 59, is Chairman and Chief Executive Officer
                                    of  FPL Group, Inc.,  a public utility  holding company. From
                                    1989 to  1990  he served  as  President and  Chief  Executive
                                    Officer  of FPL Group, Inc., and  from 1984 to 1988 he served
                                    GTE Corporation,  a  telecommunications company,  in  various executive  capacities, including President of GTE's Telephone
                                    Operating Group. He is a director of FPL Group, Inc. and  its subsidiary Florida Power & Light Company, Barnett Banks, Inc.
                                    and  Delta Air Lines, Inc. Mr.  Broadhead has been a director of the Company since  1983 and is a  member of the  Executive
                                    Committee,   the   Nominating  Committee   and   the  Pension
                                    Committee.

[PHOTO]                           RONALD M. GROSS, 61, is Chairman, President and Chief Executive
                                    Officer of  Rayonier Inc.,  a  global supplier  of  specialty pulps, timber and wood products. Mr. Gross joined Rayonier in
                                    1978  as  President and  Chief  Operating Officer  and became
                                    Chief Executive Officer in 1981 and Chairman in 1984. He is a
                                    director of  Lukens Inc.  and is  a member  of the  Executive
                                    Committee  of the Board  of Directors of  the American Forest
                                    and Paper Association and Vice Chairman of its  International
                                    Business  Committee. Mr. Gross  is on the  Executive Board of
                                    the Center for International Trade in Forest Products at  the
                                    University  of  Washington  and  is a  former  member  of the
                                    Investment Policy  Advisory Committee  of the  United  States
                                    Trade Representative.

[PHOTO]                           DAVID  L. MARSHALL,  56, is Vice  Chairman of the  Board of the
                                    Company and has served in  that capacity since July 1990.  He is  also  Director and  Treasurer  of the  Low  Country Human
                                    Development Center. Mr. Marshall served from 1984 to February
                                    1994 as Chief Financial Officer of the Company and from  1984 to  1990 as Executive  Vice President. From  1986 to February
                                    1994 he served  as Chairman  of the Board  of Burlington  Air
                                    Express  Inc.,  and  from  1985 to  July  1993  he  served as
                                    Chairman of the Board  of Brink's, Incorporated, both  wholly owned  subsidiaries of the  Company. Mr. Marshall  has been a director of the  Company since 1986  and is a  member of  the
                                    Executive Committee.

                                                       CONTINUING DIRECTORS

[PHOTO]                           ROGER G. ACKERMAN, 56, is President and Chief Operating Officer
                                    of  Corning  Incorporated,  a  company  engaged  in specialty
                                    glass,  ceramics,   communications  and   consumer   products
                                    manufacturing  and  in  laboratory  services.  He  has served
                                    Corning  Incorporated  in  various  engineering,  sales   and
                                    management  capacities since 1962, including Group President,
                                    Specialty Materials Group from 1985 to 1990. He is a director of Corning Incorporated,  Corning International  Corporation,
                                    Dow   Corning  Corporation  and   Massachusetts  Mutual  Life
                                    Insurance Company. Mr.  Ackerman has been  a director of  the
                                    Company   since  1991  and  is  a  member  of  the  Executive
                                    Committee, the Compensation  and Benefits  Committee and  the
                                    Pension  Committee.  His current  term as  a director  of the
                                    Company expires in 1997.

[PHOTO]                           MARK J. ANTON, 69, is a  private investor. From 1983 until  his retirement  in 1989 he served Quantum Chemical Corporation in
                                    various  executive  capacities,   including  Executive   Vice
                                    President  of Quantum  Chemical Corporation  and President of
                                    its Suburban Propane  Division. He is  a director of  Phoenix
                                    Home Life Insurance Company. Mr. Anton has been a director of the  Company  since 1977  and is  Chairman  of the  Audit and
                                    Ethics Committee and a member of the Executive Committee  and the  Compensation and Benefits Committee. His current term as a director of the Company expires in 1997.

[PHOTO]                           WILLIAM F.  CRAIG, 63,  is  a private  investor. He  served  as
                                    Chairman  of New Dartmouth Bank from  1991 to 1994 and served as Chief Executive Officer of New Dartmouth Bank from 1991 to
                                    1992. From  1976  until his  retirement  in 1989,  he  served
                                    Shawmut  Bank, N.A.,  and its parent,  Shawmut Corporation, a bank holding company,  in various  executive capacities,  in-
                                    cluding  Vice Chairman. Mr. Craig has  been a director of the
                                    Company since 1974 and is  Chairman of the Finance  Committee and  a member of  the Executive Committee  and the Nominating
                                    Committee. His  current term  as a  director of  the  Company expires in 1996.

[PHOTO]                           JOSEPH  C.  FARRELL,  59,  is  Chairman,  President  and  Chief
                                    Executive Officer  of  the Company  and  has served  in  that capacity since October 1991. From July 1990 through September
                                    1991,  he served as President  and Chief Operating Officer of the Company, and  from 1984  to 1990 he  served as  Executive
                                    Vice  President of  the Company.  Mr. Farrell  also serves as
                                    Chairman of the Board of Brink's, Incorporated, Brink's  Home
                                    Security,  Inc.  and,  since  February  1994,  Burlington Air
                                    Express Inc., all wholly  owned subsidiaries of the  Company.
                                    He is also a director of TRINOVA Corporation. Mr. Farrell has been  a director of the Company since 1986 and is Chairman of the Executive Committee.  His current term  as a director  of the Company expires in 1997.

[PHOTO]                           CHARLES  F.  HAYWOOD, 67,  is National  City Bank  Professor of
                                    Finance at the University of Kentucky. From 1990 to 1994  Dr.
                                    Haywood was Director and Chief Economist, Center for Business
                                    and  Economic Research,  and from 1989  to 1994  he was First
                                    Kentucky National Professor of  Finance, College of  Business
                                    and  Economics, University of Kentucky. Dr. Haywood is also a consultant in the fields of economics and financial  analysis for financial, nonfinancial and government organizations. Dr.
                                    Haywood  has been a director of the Company since 1980 and is a member of  the Executive  Committee, the  Audit and  Ethics
                                    Committee and the Nominating Committee. His current term as a director of the Company expires in 1996.

[PHOTO]                           ROBERT  H. SPILMAN, 67, is Chairman and Chief Executive Officer
                                    of Bassett Furniture Industries, Inc.  He is Chairman of  the
                                    Board  and a director of  Jefferson-Pilot Corporation and its subsidiary, Jefferson-Pilot Life Insurance Company, and is  a
                                    director    of   Dominion    Resources,   Inc.,   NationsBank
                                    Corporation, TRINOVA  Corporation  and  Virginia  Electric  &
                                    Power  Co. Mr.  Spilman has  been a  director of  the Company since 1987 and is Chairman  of the Compensation and  Benefits
                                    Committee  and a  member of  the Executive  Committee and the
                                    Finance Committee.  His current  term as  a director  of  the
                                    Company expires in 1997.

[PHOTO]                           ADAM  H. ZIMMERMAN,  68, retired  as Chairman  of the  Board of
                                    Noranda Forest  Inc. in  1993  and as  Vice Chairman  of  its
                                    parent,  Noranda Inc.,  a natural resource  company, in 1992.
                                    From 1958 until retirement, Mr. Zimmerman served Noranda Inc.
                                    in various  executive  capacities,  including  President  and
                                    Chief  Operating Officer from 1982 to 1987. From 1993 to 1994
                                    Mr. Zimmerman was  Chairman of  the Board and  a director  of
                                    Confederation  Life Insurance  Company. He  is a  director of
                                    Battery Technologies Inc., Economic Investment Trust Limited,
                                    MacMillan Bloedel  Limited, Maple  Leaf Foods  Inc.,  Noranda
                                    Inc.,  The Toronto-Dominion  Bank and  Southam Inc.  Mr. Zim-
                                    merman has been a director of  the Company since 1987 and  is
                                    Chairman  of  the Nominating  Committee and  a member  of the
                                    Executive  Committee  and   the  Compensation  and   Benefits
                                    Committee.  His  current term  as a  director of  the Company expires in 1996.

                                                        RETIRING DIRECTORS

[PHOTO]                           EDWARD G. JORDAN, 65, is a  private investor. He is a  director of  Acme  Steel Company  and  ARA Holding  Company,  Inc. Mr.
                                    Jordan has been a director of the Company since 1981 and is a member of  the  Executive  Committee, the  Audit  and  Ethics
                                    Committee   and  the  Finance   Committee.  For  professional
                                    reasons, Mr. Jordan will retire as a director after  fourteen years of service on May 5, 1995.

[PHOTO]                           ROBERT  G.  STONE, JR.,  72,  is Chairman  of  the Board  and a
                                    director of Kirby  Corporation, a  diversified firm  engaged,
                                    through    its   subsidiaries,   in   inland   and   offshore
                                    transportation and diesel  repairs. He is  a director of  BHP
                                    Company,   The  Chubb  Corporation,  Core  Industries,  Inc.,
                                    Corning Incorporated,  First Boston  Investment Funds,  Inc.,
                                    The  Japan Fund, Inc., NovaCare, Inc., Scudder Capital Growth
                                    Fund, Inc., Scudder  Development Fund,  Inc., Scudder  Global
                                    Fund,  Inc., Scudder Global Small Company Fund, Inc., Scudder
                                    Gold Fund,  Inc.,  Scudder  International  Bond  Fund,  Inc.,
                                    Scudder  Latin  America Fund,  Inc.,  Scudder New  Asia Fund,
                                    Inc.,  Scudder  Pacific  Opportunities  Fund,  Inc.,   Tandem
                                    Computers  Incorporated and Tejas  Gas Corporation. Mr. Stone
                                    has been a director of the Company since 1984 and is Chairman of the  Pension  Committee  and a  member  of  the  Executive
                                    Committee  and the Audit and Ethics Committee. Mr. Stone will retire as a  director after  eleven years of  service on  his normal retirement date in accordance with the Board's policy.

STOCK OWNERSHIP

     Based in part on information furnished by each nominee, director, executive officer and the former executive officer named in the Summary Compensation Table, the number of shares of each of the two classes of the Company's common stock beneficially owned by them at December 31, 1994, was as follows:


NAME OF INDIVIDUAL                                                 NUMBER OF SHARES
OR IDENTITY OF GROUP                                           BENEFICIALLY OWNED (a)(b)
----------------------------------------------------------     -------------------------
R. G. Ackerman............................................     Services Stock     13,000
                                                               Minerals Stock      2,600
M. J. Anton...............................................     Services Stock     12,800
                                                               Minerals Stock      2,560
J. R. Barker..............................................     Services Stock      9,666
                                                               Minerals Stock      1,933
J. L. Broadhead...........................................     Services Stock     13,000
                                                               Minerals Stock      2,600
W. F. Craig...............................................     Services Stock     13,051
                                                               Minerals Stock      2,610
J. C. Farrell.............................................     Services Stock    302,893 (c)(e)
                                                               Minerals Stock     80,319 (c)(e)
R. M. Gross...............................................     Services Stock        -0-
                                                               Minerals Stock        -0-
J. B. Hartough............................................     Services Stock     36,219 (c)(d)(e)(f)
                                                               Minerals Stock     12,307 (c)(d)(e)(f)
C. F. Haywood.............................................     Services Stock     10,000
                                                               Minerals Stock      2,000
E. G. Jordan..............................................     Services Stock      8,000 (g)
                                                               Minerals Stock      2,600 (g)
F. T. Lennon..............................................     Services Stock     56,097 (c)(d)(e)
                                                               Minerals Stock     12,280 (c)(e)
D. L. Marshall............................................     Services Stock     27,566 (c)
                                                               Minerals Stock      4,299 (c)
G. R. Rogliano............................................     Services Stock     58,041 (c)(e)
                                                               Minerals Stock      3,397 (c)(e)
R. H. Spilman.............................................     Services Stock     13,000
                                                               Minerals Stock      2,600
G. R. Spindler............................................     Services Stock      4,844 (e)
                                                               Minerals Stock    104,075 (c)(e)
R. G. Stone, Jr...........................................     Services Stock     13,000
                                                               Minerals Stock      2,600
A. H. Zimmerman...........................................     Services Stock     15,000
                                                               Minerals Stock      3,000
17 nominees, directors, executive officers and former
  executive officer as a group............................     Services Stock    606,177 (h)
                                                               Minerals Stock    241,780 (h)

 (a) Except as otherwise noted, the named individuals have sole voting and investment power with respect to such shares. None of such individuals beneficially owns more than approximately 1.2% of either class of the Company's outstanding Common Stock. None of such individuals owns any of the Company's $31.25 Series C Cumulative Convertible Preferred Stock or the depositary shares relating thereto.

 (b) Includes shares which could be acquired within 60 days after December 31, 1994, upon the exercise of options granted pursuant to the Company's stock option plans, as follows: Mr. Farrell, 188,050 Services Shares and 49,610 Minerals Shares; Mr. Hartough, 30,000 Services Shares and 8,400 Minerals Shares; Mr. Lennon, 46,750 Services Shares and 9,750 Minerals Shares; Mr. Marshall, 21,250 Services Shares and 4,000 Minerals Shares; Mr. Rogliano, 53,250 Services Shares and 2,500 Minerals Shares; Mr. Spindler, 101,568 Minerals Shares; each of Messrs. Ackerman, Anton, Broadhead, Craig,
     Spilman, Stone and Zimmerman, 12,000 Services Shares and 2,400 Minerals Shares; Mr. Barker, 8,666 Services Shares and 1,733 Minerals Shares; Dr. Haywood, 9,000 Services Shares and 1,800 Minerals Shares; Mr. Jordan, 2,000 Services Shares and 2,400 Minerals Shares; and all nominees, directors and executive officers, and a former executive officer as a group (17 persons), 442,966 Services Shares and 198,561 Minerals Shares.

 (c) Includes units representing shares, rounded to the nearest whole unit, credited to respective accounts under the Company's Key Employees' Deferred Compensation Program with respect to all fiscal years ended on or prior to December 31, 1994, as follows: Mr. Farrell, 18,723 Services Units and 13,356 Minerals Units; Mr. Hartough, 2,508 Services Units and 2,979 Minerals Units; Mr. Lennon, 2,349 Services Units and 853 Minerals Units; Mr. Marshall, 4,174 Services Units and 299 Minerals Units; Mr. Rogliano, 2,200 Services Units and 357 Minerals Units; and Mr. Spindler, 1,516 Minerals Units. Non-employee directors do not participate in the Company's Key Employees' Deferred Compensation Program.

 (d) Includes shares, rounded to the nearest whole share, held in nominee name under the Company's 1994 Employee Stock Purchase Plan at December 31, 1994, as follows: Mr. Hartough, 223 Services Shares and 210 Minerals Shares; and Mr. Lennon, 307 Services Shares. Non-employee directors do not participate in the Company's 1994 Employee Stock Purchase Plan.

 (e) Includes shares, rounded to the nearest whole share, held by the trustee under the Company's Savings-Investment Plan at December 31, 1994, as follows: Mr. Farrell, 7,519 Services Shares and 1,553 Minerals Shares; Mr. Hartough, 2,488 Services Shares and 518 Minerals Shares; Mr. Lennon, 5,191 Services Shares and 1,077 Minerals Shares; Mr. Rogliano, 2,591 Services Shares and 540 Minerals Shares; Mr. Spindler, 2,844 Services Shares and 591 Minerals Shares. Non-employee directors do not participate in the Company's Savings-Investment Plan.

 (f) Includes 1,000 Services Shares and 200 Minerals Shares held by Mr. Hartough's daughter, for which he is custodian.

 (g) Mr. Jordan has shared voting and investment power with respect to 1,000 shares of Services Stock and 200 shares of Minerals Stock.

 (h) See notes (a) through (g) above. The total number represents approximately 1.5% of the Company's outstanding Services Stock and 2.9%of the Company's outstanding Minerals Stock at December 31, 1994.

     The following table sets forth the only persons known to the Company to be deemed a beneficial owner of more than five percent of either class of the Company's outstanding Common Stock at December 31, 1994:

                                                                        SHARES
                    NAME AND ADDRESS OF                              BENEFICIALLY              PERCENT
                     BENEFICIAL OWNER                                    OWNED                 OF CLASS
-----------------------------------------------------------   ---------------------------      --------
The Chase Manhattan Bank
(National Association), as
Trustee under The Pittston
Company Employee Benefits Trust Agreement
  Chase Metrotech Center                                      Services Stock    3,811,842(a)      9.20%
  Brooklyn, NY 11245.......................................   Minerals Stock      737,602(a)      8.80%
FMR Corp.
Edward C. Johnson 3d
Fidelity Management & Research Company
Fidelity Equity-Income II Fund
  82 Devonshire Street                                        Services Stock    5,010,243(b)     12.02%
  Boston, MA 02109-3614....................................   Minerals Stock    1,202,557(c)     14.10%
Glickenhaus & Co.
  6 East 43rd Street
  New York, NY.............................................   Minerals Stock      517,100(d)      6.20%
Mellon Bank Corporation
Boston Safe Deposit and Trust Company
Mellon Bank, N.A.
Franklin Portfolio Associates Trust
Mellon Capital Management Corporation
Mellon Equity Associates
The Boston Company Advisors, Inc.
The Boston Company Asset Management, Inc.
  One Mellon Bank Center
  Pittsburgh, PA 15258.....................................   Services Stock    2,114,000(e)      5.06%
Mercury Asset Management plc
Mercury Fund Managers Limited
  33 King William Street
  London, EC4R 9AS, England................................   Minerals Stock      535,300(f)      7.00%
Norwest Corporation
  Norwest Center
  Sixth and Marquette
  Minneapolis, MN 55479-1026
Norwest Colorado, Inc.
  Norwest Bank Building
  1740 Broadway
  Denver, CO 80274-8620
Norwest Bank Colorado,
  National Association
  1740 Broadway
  Denver, CO 80274-8677....................................   Minerals Stock    1,332,259(g)     15.90%

                                                  (table continued on next page)

(table continued from previous page)

                                                                        SHARES
                    NAME AND ADDRESS OF                              BENEFICIALLY              PERCENT
                     BENEFICIAL OWNER                                    OWNED                 OF CLASS
-----------------------------------------------------------   ---------------------------      --------
Provident Investment Counsel
  300 North Lake Avenue
  Pasadena, CA 91101-4022..................................   Services Stock    3,114,174(h)      7.50%
T. Rowe Price Associates, Inc.
T. Rowe Price New Era Fund, Inc.
  100 E. Pratt Street
  Baltimore, MD 21202......................................   Minerals Stock      678,400(g)      8.10%

 (a) According to a report on Schedule 13D, dated December 7, 1992, filed with the Securities and Exchange Commission, The Chase Manhattan Bank (National Association), as Trustee (the 'Trustee') under The Pittston Company Employee Benefits Trust Agreement, as amended (the 'Trust Agreement'), has shared voting power and shared dispositive power over the shares. The Company and the Trustee entered into the Trust Agreement and created The Pittston Company Employee Benefits Trust in December 1992 to provide for the satisfaction of certain obligations of the Company and its affiliates under various employee benefit plans of the Company, particularly those providing for the acquisition by employees of shares of common stock. The Trust Agreement provides that shares held by the Trustee shall be voted in the same proportion and manner as shares of common stock held in accounts of participants in the Company's Savings-Investment Plan (the 'SIP') and also provides for a similar procedure in the case of a tender or exchange offer for shares of common stock. Such participants direct the voting or tender of shares held in their SIP accounts. In the report the Trustee disclaims beneficial ownership.

 (b) According to a report on Schedule 13G dated February 13, 1995, filed with the Securities and Exchange Commission by FMR Corp. on behalf of itself; Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp.'s direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; and Fidelity Magellan Fund, FMR Corp. had through such entities sole voting power over 8,295 shares of Services Stock, shared voting power over no shares of Services Stock, sole dispositive power over 5,010,243 shares of Services Stock and shared dispositive power over no shares of Services Stock. According to such report, the interest of Fidelity Magellan Fund in Services Stock amounted to 4,452,900 shares, or 10.68% of the total outstanding Services Stock at December 31, 1994.

 (c) According to a report on Schedule 13G dated February 13, 1995, filed with the Securities and Exchange Commission by FMR Corp. on behalf of itself; Edward C. Johnson 3d, Chairman of FMR Corp.; FMR Corp.'s direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; and Fidelity Equity-Income II Fund, FMR Corp. had through such entities sole voting power over 151,515 shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 1,202,557 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock. According to such report, the number of shares of Minerals Stock owned at December 31, 1994 included 843,977 shares of Minerals Stock resulting from the assumed conversion of 543,100 depositary shares, each representing a one-tenth interest in one share of the Company's $31.25

     Series C Cumulative Convertible Preferred Stock (1.554 shares of Minerals Stock for each such depositary share). Also according to the report, the interest of Fidelity Equity-Income II Fund in the Minerals Stock amounted to 498,057 shares, or 5.84% of the total outstanding Minerals Stock at December 31, 1994, resulting from the assumed conversion of 320,500 depositary shares, each representing a one-tenth interest in one share of the $31.25 Series C Cumulative Convertible Preferred Stock.

 (d) According to a Form 13F dated January 2, 1995, filed with the Securities and Exchange Commission by Glickenhaus & Co., an institutional investment manager, as of September 30, 1994, Glickenhaus had sole voting power over 517,100 shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 382,800 shares of Minerals Stock and shared dispositive power over 134,300 shares of Minerals Stock.

 (e) According to a report on Schedule 13D dated February 2, 1995, filed with the Securities and Exchange Commission by Mellon Bank Corporation, and its subsidiaries, Boston Safe Deposit and Trust Company, Mellon Bank, N.A., Franklin Portfolio Associates Trust, Mellon Capital Management Corporation, Mellon Equity Associates, The Boston Company Advisors, Inc. and The Boston Company Asset Management, Inc., such entities had sole voting power over 1,450,000 shares of Services Stock, shared voting power over no shares of Services Stock, sole dispositive power over 1,831,000 shares of Services Stock and shared dispositive power over 283,000 shares of Services Stock. In the report, Mellon Bank disclaimed beneficial ownership.

 (f) According to a report on Schedule 13D-1 dated July 27, 1994, filed with the Securities and Exchange Commission by Mercury Asset Management plc, and its subsidiary, Mercury Fund Managers Limited, such corporations had sole voting power over no shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 535,300 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock. In the report Mercury Asset Management plc disclaimed beneficial ownership.

 (g) According to an amended report on Schedule 13G dated January 31, 1995, filed with the Securities and Exchange Commission by Norwest Corporation on behalf of itself, its direct subsidiary, Norwest Colorado, Inc., and its indirect subsidiary, Norwest Bank Colorado, National Association, Norwest Corporation had through such subsidiaries sole voting power over 1,243,184 shares of Minerals Stock, shared voting power over 16,565 shares of Minerals Stock, sole dispositive power over 1,318,834 shares of Minerals Stock and shared dispositive power over 680 shares of Minerals Stock. In the report Norwest Corporation and its subsidiaries disclaimed beneficial ownership.

 (h) According to a report on Schedule 13G dated February 7, 1995, filed with the Securities and Exchange Commission by Provident Investment Counsel, a California corporation and registered investment adviser, and Robert M. Kommerstad, a shareholder of Provident Investment Counsel, such persons had sole voting power over no shares of Services Stock, shared voting power over 2,453,299 shares of Services Stock, sole dispositive power over no shares of Services Stock and shared dispositive power over 3,114,174 shares of Services Stock.

 (i) According to a report on Schedule 13G dated February 14, 1995, filed jointly with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. (an investment adviser registered under the Investment Advisers Act of 1940) and T. Rowe Price New Era Fund, Inc. (a Maryland corporation), T. Rowe Price Associates, Inc. had sole voting power over 102,100 shares of Minerals

     Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 678,400 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock, and T. Rowe Price New Era Fund, Inc. had sole voting power over 371,300 shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sold dispositive power over no shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock. Such report noted that the aggregate amount reported by T. Rowe Price Associates, Inc., as shown in the foregoing table, included an aggregate amount of 371,300 shares of Minerals Stock reported by T. Rowe Price New Era Fund, Inc. T. Rowe Price Associates, Inc. disclaimed beneficial ownership.

                PROPOSAL NO. 2  --  APPROVAL OF THE SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has, subject to shareholder approval, selected KPMG Peat Marwick LLP as the Company's independent public accountants for the year 1995 and recommends approval of such selection by the shareholders. KPMG Peat Marwick LLP served in this capacity for the year 1994. One or more representatives of KPMG Peat Marwick LLP are expected to attend the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

           PROPOSAL NO. 3 -- PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE KEY EMPLOYEES' DEFERRED COMPENSATION PROGRAM

     In order to further link the compensation of key employees to the value of the Company's Common Stock and to align the interests of such employees more closely to the long-term interests of the Company and its shareholders, the Board of Directors proposes that the shareholders approve the action of the Board of Directors in amending and restating the Key Employees' Deferred Compensation Program of The Pittston Company (the 'Deferred Compensation Program'). The purpose of these amendments is to encourage long-term employee investment in equivalents of Services Stock and/or Minerals Stock.

     The following summary of the amendments to the Deferred Compensation Program is qualified in its entirety by the full text of the Program, which is annexed as Exhibit A to this Proxy Statement.

     Pursuant to the existing Deferred Compensation Program, eligible employees may defer (a) receipt of all or any part of any cash incentive payment awarded under the Key Employees Incentive Plan of The Pittston Company, (b) up to 50% of the employee's base salary (determined prior to reduction for any contributions made on a salary reduction basis) and (c) amounts that are not permitted to be deferred under the Savings-Investment Plan of The Pittston Company and Its Subsidiaries (the 'Savings Plan') as a result of limits imposed by the Code and have a matching contribution credited with respect to such Savings Plan deferral. Such deferred amounts will be allocated as the participant elects between amounts to be deferred in the form of Minerals Units ('Minerals Units') and/or Services Units ('Services Units'). Each unit will be the equivalent of one share of Minerals Stock or one share of Services Stock.

     In order to encourage eligible employees to defer incentive payments and salary, it is proposed that the Deferred Compensation Program be amended to provide that in the event of a deferral the Company will provide a matching contribution equal to 100% of the first 10% of his or her (a) cash incentive payment and (b) salary (earned after June 1, 1995 for the 1995 year), but in no event will the matching contribution exceed the amount deferred. An employee will be eligible to receive such matching contributions for a calendar year if
(a) his base salary as of the preceding December 31 is at least equal to $150,000 (subject to adjustments for years after 1995 to reflect increases in the limitation in effect under Code Section 401(a)(17)) or (b) he or she is so designated by the Compensation and Benefits Committee. A newly hired employee will be eligible if his or her base salary (on an annualized basis) in effect on his or her initial date of employment will exceed the amount in effect under Code Section 401(a)(17) for such year. Such matching contributions credited on behalf of an employee employed by a subsidiary in the Pittston Services Group or the Pittston Minerals Group shall be converted into Services Units or Minerals Units, as the case may be. Such matching contributions allocated on behalf of an employee of The Pittston Company shall be converted into Services Units and Minerals Units in the proportion that the fair market value of each of Services Stock and Minerals Stock bears to the total fair market value of both Services Stock and Minerals Stock as of the last day of the year for which the incentive payment was made or in which the deferred salary was earned. Generally, deferral elections must be filed prior to the beginning of the calendar year for which the incentive payment is made or the salary is earned. However, for 1995, a participant may file a new deferral election prior to June 1, 1995, if he or she has not previously made a 1995 deferral election or wishes to increase the percentage of his incentive payment or salary to be deferred. In the case of deferred salary, this new election will apply only to salary earned after June 1, 1995.

     The Deferred Compensation Program provides that the aggregate value of the Minerals Stock and Services Stock and cash distributed to a participant in respect of all Units standing to his or her credit in his or her incentive account attributable to the deferral of Incentive Payments and the deferral of salary shall not be less than the aggregate amount of Incentive Payments, salary and related dividends in respect of which such units were initially credited. This guarantee will not apply to Company matching contributions or dividends attributable to such contributions.

     Upon a participant's termination of employment as a result of death, retirement under a Company-sponsored pension plan, disability (as defined) or for any reason within three years following a Change in Control (as defined), the participant shall receive a distribution of Minerals Stock and/or Services Stock based on a conversion of the Minerals Units and/or Services Units in his or her account to such shares of stock (subject to the downside protection described in the preceding paragraph). Such stock will be distributed in a single distribution as soon as practicable following his or her termination of employment unless the participant elects at least 12 months before his or her termination to receive equal annual installments (not more than five) commencing on the first day of the month following his or her termination of employment.

     If a participant terminates his or her employment for a reason not described in the preceding paragraph, he or she will forfeit the units in his or her account attributable to the matching incentive and matching salary contributions (and related dividends) for the year in which the termination occurs. Such a participant will be vested in the remaining units in his or her account attributable to such matching incentive and matching salary contributions (and related dividends) based on the following schedule:

                          MONTHS OF PARTICIPATION                             VESTED PERCENTAGE
---------------------------------------------------------------------------   -----------------

less than 36...............................................................            0
at least 36 but less than 48...............................................           50%
at least 48 but less than 60...............................................           75%
60 or more.................................................................          100%

A participant shall receive credit for one 'month of participation' for each calendar month during which an election to defer cash incentive payments and/or base salary is in effect. Minerals Stock and/or Services Stock, in respect of the vested units in his or her account attributable to such matching contributions (and related dividends) will be distributed to the participant in a single distribution as soon as practicable following the third anniversary of such termination of employment. The participant will always be fully vested in Minerals Stock and/or Services Stock in respect of units not attributable to such matching contributions (and related dividends) which shall be distributed as described in the preceding paragraph.

     A participant may not make an in-service withdrawal with respect to units attributable to matching incentive and matching salary contributions (and related dividends).

     The Deferred Compensation Program currently permits an employee whose base salary as of the preceding December 31 is at least equal to $150,000 (subject to adjustment for calendar years after 1995 to reflect increases in the limitation in effect under Code Section 401(a)(17)) to defer a portion of such salary. A newly hired employee may participate in this part of the Program if his or her base salary (on an annualized basis) in effect on his or her initial date of employment will exceed the amount in effect under Code Section 401(a)(17) for such year. It is proposed that the Compensation and Benefits Committee of the Board of Directors be permitted to designate specific employees as eligible to participate in such part of the program in addition to the employees described above.

     As a result of nondiscrimination rules imposed by the Code, matching contributions that would otherwise be allocated under the Savings Plan to the accounts of certain highly compensated participants may be required to be reduced. Accordingly, the Deferred Compensation Program has been amended to provide that (a) to the extent such matching contribution is nonvested, it shall be forfeited and that amount shall be allocated to his or her incentive account as a matching contribution under the supplemental savings portion of the Deferred Compensation Program or (b) to the extent such matching contribution is vested, it shall be distributed to the employee, his compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his or her incentive account as a matching contribution under the supplemental savings portion of the Deferred Compensation Program. The dollar amount of such matching contribution shall be allocated as of the January 1 next following the year for which the matching contribution was made under the Savings Plan. Such amount is converted into that number of Minerals Units and/or Services Units determined by dividing the amount of the matching contribution to be used to purchase Minerals Units and/or Services Units, respectively, by the average of the high and low per share market prices of the Minerals Stock and Services Stock, as the case may be, on the New York Stock Exchange Transaction Composite tape for each trading day during the month of April following the January 1 allocation date.

     Participation in the Program. The benefits or amounts which will be received by or allocated to participants under the Deferred Compensation Program are not determinable since those amounts will depend upon future deferral elections, the allocation of matching contributions between Minerals Units and Services Units, respectively, and the extent to which a participant becomes vested in the Company's matching contributions. Nevertheless, based upon the deferral elections made by the Company's executive officers and other participants with respect to their 1994 compensation, had the Deferred Compensation Program amendments been effective during 1994, the following Company matching contributions would have been made to the following persons or groups: J. C. Farrell ($47,500); G. R. Spindler ($26,233); D. L. Marshall ($7,500); G. R. Rogliano ($9,500); F. T. Lennon ($16,425); J. B. Hartough
($7,000); all executive officers as a group ($114,158); and all non-executive officer employees as a group ($123,282).

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED DEFERRED COMPENSATION PROGRAM.

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS

     To nominate a director at the annual meeting, a shareholder must satisfy conditions specified in the Company's bylaws. A shareholder who wishes to suggest potential nominees to the Board of Directors for consideration should write to the Secretary of the Company, stating in detail the qualifications of such nominees for consideration by the Nominating Committee of the Board. The Company's bylaws also prescribe the procedures a shareholder must follow to bring other business before annual meetings. For a shareholder to nominate a director or directors at the 1996 annual meeting or bring other business (including any proposal intended for inclusion in the Company's proxy materials) before the 1996 annual meeting, notice must be given to the Secretary of the Company between October 1, 1995, and December 1, 1995. The notice must include a description of the proposed business, the reason for it, the complete text of any resolution and other specified matters.

     Any shareholder desiring a copy of the Company's bylaws will be furnished one without charge upon written request to the Secretary.

                                 OTHER MATTERS

     The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, telegram, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Services Stock and Minerals Stock held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained Kissel-Blake Inc. to perform various proxy advisory and solicitation services. The 1995 fee of Kissel-Blake Inc. is currently estimated to be approximately $14,000, plus reimbursement of out-of-pocket expenses.

                                                    Austin F. Reed
                                                    Secretary
March 29, 1995

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
                                                                       EXHIBIT A
________________________________________________________________________________

                            KEY EMPLOYEES' DEFERRED
                              COMPENSATION PROGRAM
                                       OF
                              THE PITTSTON COMPANY

----------------------------------------------------------

                            AS AMENDED AND RESTATED
                               AS OF JUNE 1, 1995

----------------------------------------------------------
________________________________________________________________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
PREAMBLE...............................................................................................     1

ARTICLE I      DEFINITIONS.............................................................................     1

ARTICLE II     ADMINISTRATION..........................................................................     3
  SECTION 1      Authorized Shares.....................................................................     3
  SECTION 2      Administration........................................................................     3

ARTICLE III    DEFERRAL OF CASH INCENTIVE PAYMENTS.....................................................     3
  SECTION 1      Definitions...........................................................................     3
  SECTION 2      Eligibility...........................................................................     3
  SECTION 3      Deferral of Cash Incentive Payments...................................................     4
  SECTION 4      Matching Incentive Contributions......................................................     4
  SECTION 5      Allocation of Deferred Amounts Between
                    Minerals Units and Services Units..................................................     4
  SECTION 6      Irrevocability of Election............................................................     5
  SECTION 7      Conversion to Units...................................................................     5
  SECTION 8      Adjustments...........................................................................     5
  SECTION 9      Dividends and Distributions...........................................................     5
  SECTION 10     Allocation of Units as of July 1, 1994................................................     5
  SECTION 11     Minimum Distribution..................................................................     6

ARTICLE IV     DEFERRAL OF SALARY......................................................................     6
  SECTION 1      Definitions...........................................................................     6
  SECTION 2      Eligibility...........................................................................     6
  SECTION 3      Deferral of Salary....................................................................     6
  SECTION 4      Matching Salary Contributions.........................................................     7
  SECTION 5      Allocation of Deferred Salary
                    Between Minerals Units and Services Units..........................................     7
  SECTION 6      Irrevocability of Election............................................................     7
  SECTION 7      Conversion to Units...................................................................     7
  SECTION 8      Adjustments...........................................................................     8
  SECTION 9      Dividends and Distributions...........................................................     8
  SECTION 10     Minimum Distribution..................................................................     9

ARTICLE V      SUPPLEMENTAL SAVINGS PLAN...............................................................     9
  SECTION 1      Definitions...........................................................................     9
  SECTION 2      Eligibility...........................................................................     9
  SECTION 3      Deferral of Compensation..............................................................    10
  SECTION 4      Matching Contributions................................................................    10
  SECTION 5      Allocation of Deferred Amounts Between
                    Minerals Units and Services Units..................................................    11
  SECTION 6      Irrevocability of Election............................................................    11
  SECTION 7      Conversion to Units...................................................................    11

                                                                                                          PAGE
                                                                                                          ----
  SECTION 8      Adjustments...........................................................................    12
  SECTION 9      Dividends and Distributions...........................................................    13

ARTICLE VI     DISTRIBUTIONS...........................................................................    13
  SECTION 1      Certain Payments on Termination of Employment.........................................    13
  SECTION 2      Payments Attributable to Matching
                    Incentive Contributions and Matching Salary Contributions
                    on Termination of Employment.......................................................    13
  SECTION 3      In-Service Distributions..............................................................    14

ARTICLE VII    DESIGNATION OF BENEFICIARY..............................................................    15

ARTICLE VIII   MISCELLANEOUS...........................................................................    15
  SECTION 1      Nontransferability of Benefits........................................................    15
  SECTION 2      Notices...............................................................................    15
  SECTION 3      Limitation on Rights of Employee......................................................    15
  SECTION 4      No Contract of Employment.............................................................    16
  SECTION 5      Withholding...........................................................................    16
  SECTION 6      Amendment and Termination.............................................................    16

                KEY EMPLOYEES' DEFERRED COMPENSATION PROGRAM OF
                              THE PITTSTON COMPANY
                            AS AMENDED AND RESTATED
                               AS OF JUNE 1, 1995

                                    PREAMBLE

     The Key Employees' Deferred Compensation Program of The Pittston Company (the 'Program'), as amended and restated as of July 1, 1994, was a continuation and expansion of the Key Employees Deferred Payment Program of The Pittston Company. The expanded Program provided an opportunity to certain employees to defer receipt of (a) all or part of their cash incentive payments awarded under the Key Employees Incentive Plan of The Pittston Company; (b) up to 50% of their base salary; and (c) any or all amounts that are prevented from being deferred as a matched contribution (and the related matching contribution) under the Savings-Investment Plan of The Pittston Company and Its Subsidiaries ('Savings Plan') as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and 415 of the Internal Revenue Code of 1986, as amended (the 'Code').

     In order to align the interests of participants more closely to the long-term interests of The Pittston Company (the 'Company') and its shareholders, effective June 1, 1995, the Program is again amended and restated, to provide matching contributions with respect to certain deferred cash incentive awards and salary deferrals. In addition, the Program has been amended to provide that an amount equivalent to matching contributions that are not eligible to be made under the Savings Plan as a result of limitations imposed by Code Section 401(m)(2) shall be allocated under this Program. The purpose of these amendments is to encourage long-term employee investment in equivalents of common stock of the Company.

     The Program is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE I
                                  DEFINITIONS

     Wherever used in the Program, the following terms shall have the meanings indicated:

          Change in Control: A Change in Control shall be deemed to have occurred if either (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 20% of the total voting power in the election of directors of the Company of all classes of Minerals Stock and Services Stock outstanding (exclusive of shares held by the Company's Subsidiaries or Foreign Subsidiaries) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board of Directors of the Company at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a 'Transaction'), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such first
     Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (a) and (b).

          Code: The Internal Revenue Code of 1986, as amended from time to time.

          Committee: The Compensation and Benefits Committee of the Company's Board of Directors, which shall consist of members of the Board of Directors who qualify as 'disinterested persons' as described in Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended.

          Company: The Pittston Company.

          Employee: Any resident of the United States of America who is in the employ of the Company or a Subsidiary whose principal place of business is located in the United States of America or any other individual designated by the Committee.

          Foreign Subsidiary: Any corporation that is not incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries and/or Foreign Subsidiaries or by one or more Subsidiaries and/or Foreign Subsidiaries.

          Incentive Account: The account maintained by the Company for an Employee to document the amounts deferred under the Program by such Employee and any other amounts credited hereunder and the Units into which such amounts shall be converted.

          Minerals Stock: Pittston Minerals Group Common Stock, par value $1.00 per share.

          Minerals Unit: The equivalent of one share of Minerals Stock credited to an Employee's Incentive Account.

          Program: This Key Employees' Deferred Compensation Program of The Pittston Company, as in effect from time to time.

          Salary: The base salary paid to an Employee by the Company, a Subsidiary or a Foreign Subsidiary for personal services determined prior to reduction for any contribution made on a salary reduction basis.

          Services Stock: Pittston Services Group Common Stock, par value $1.00 per share.

          Services Unit: The equivalent of one share of Services Stock credited to an Employee's Incentive Account.

          Shares: Minerals Stock or Services Stock, as the case may be.

          Subsidiary: Any corporation incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.

          Unit: A Services Unit or Minerals Unit, as the case may be.

          Year: (a) With respect to the benefits provided pursuant to Article III, the calendar year, and (b) with respect to the benefits provided pursuant to Articles IV and V, the six-month period from July 1, 1994, through December 31, 1994, and thereafter, the calendar year; provided, however that if a newly-hired Employee becomes eligible to participate in the benefits provided pursuant to Articles IV and/or V, on a day other than the first day of the Year, the Year for purposes of Articles IV and V shall be the portion of the calendar year during which the Employee is first eligible to participate in the benefits provided thereunder.

                                   ARTICLE II
                                 ADMINISTRATION

     SECTION 1. Authorized Shares. The maximum number of Units that may be credited hereunder is 100,000 Minerals Units and 250,000 Services Units. The number of Shares of each class that may be issued or otherwise distributed hereunder will be equal to the number of Units (of each class) that may be credited hereunder.

     In the event of any change in the number of shares of Minerals Stock and/or Services Stock outstanding by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends, or any exchange of Minerals Stock for Services Stock, a corresponding adjustment shall be made to the number or kind of shares that may be deemed issued under the Program by the Committee. Such adjustment shall be conclusive and binding for all purposes of the Program.

     SECTION 2. Administration. The Committee is authorized to construe the provisions of the Program and to make all determinations in connection with the administration of the Program including, but not limited to, the Employees who are eligible to participate in the benefits provided under Articles III or IV. All such determinations made by the Committee shall be final, conclusive and binding on all parties, including Employees participating in the Program.

                                  ARTICLE III
                      DEFERRAL OF CASH INCENTIVE PAYMENTS

     SECTION 1. Definitions. Whenever used in this Article III, the following terms shall have the meanings indicated:

          Cash Incentive Payment: A cash incentive payment awarded to an Employee for any Year under the Incentive Plan.

          Incentive Plan: The Key Employees Incentive Plan of The Pittston Company, as in effect from time to time or any successor thereto.

          Matching Incentive Contributions: Matching contributions allocated to an Employee's Incentive Account pursuant to Section 4 of this Article III.

     SECTION 2. Eligibility. The Committee shall designate the key management, professional or technical Employees who may defer all or part of their Cash Incentive Payments for any Year pursuant to this Article III.

     An Employee designated to participate in this portion of the Program pursuant to the preceding paragraph shall be eligible to receive a Matching Incentive Contribution for a Year if (a) his or her Salary (on an annualized basis) as of the preceding December 31 is at least equal to $150,000 (as adjusted for Years after 1995 to reflect the limitation in effect under Code
Section 401(a)(17) for the Year in which the Employee's election to participate is filed) or (b) he or she is so designated by the Committee. Notwithstanding the foregoing, a newly hired Employee will be eligible to receive a Matching Incentive Contribution for his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     SECTION 3. Deferral of Cash Incentive Payments. Each Employee whom the Committee has selected to be eligible to defer a Cash Incentive Payment for any Year pursuant to this Article III may make an election to defer all or part (in multiples of 10%) of any Cash Incentive Payment which may be made to him or her for such Year. Such Employee's election for any Year shall be made prior to January 1 of such Year; provided, however, that with respect to the 1995 Year, an Employee who is eligible to receive a Matching Incentive Contribution pursuant to Section 2 of this Article III may make such election at any time prior to June 1, 1995, for Cash Incentive Payments paid for 1995 if he or she
(a) has not previously made a deferral election for 1995 or (b) wishes to increase the percentage of his Cash Incentive Payment to be deferred. An Incentive Account (which may be the same Incentive Account established pursuant to Articles IV and/or V) shall be established for each Employee making such election and Units in respect of such deferred payment shall be credited to such Incentive Account as provided in Section 7 below.

     SECTION 4. Matching Incentive Contributions. Effective for the 1995 Year, each Employee who is eligible to receive Matching Incentive Contributions pursuant to Section 2 of this Article III shall have a Matching Incentive Contribution allocated to his or her Incentive Account. Such Matching Incentive Contribution shall be equal to the amount of his or her Cash Incentive Payment that he or she has elected to defer but not in excess of 10% of his or her Cash Incentive Payment. The dollar amount of each Employee's Matching Incentive Contributions shall be credited to his or her Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.

     SECTION 5. Allocation of Deferred Amounts Between Minerals Units and Services Units. Unless the Committee determines otherwise prior to the November 15 next preceding any Year, each Employee who elects to defer a Cash Incentive Payment shall specify in his deferral election what portion (in multiples of 10%) of such deferred Cash Incentive Payment shall be converted into Minerals Units and Services Units in accordance with Section 7 of this Article III. Notice of any determination by the Committee pursuant to this Section 5 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this
Article III for such Year.

     Matching Incentive Contributions credited on behalf of an Employee employed by a Subsidiary or Foreign Subsidiary in the (a) Pittston Services Group shall be converted into Services Units or (b) Pittston Minerals Group shall be
converted   into  Minerals   Units  in  accordance   with  Section   7  of  this

Article III. Matching Incentive Contributions credited on behalf of an Employee employed by the Company will be converted into Services Units and Minerals Units in the proportion that the average of the high and low per share quoted sale prices of each of Services Stock and Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape as of the last day of the Year in respect of which the underlying Cash Incentive Payment was made bears to the combined average price of both such stocks on such date.

     SECTION 6. Irrevocability of Election. Except as provided in Section 3 of this Article III, an election to defer Cash Incentive Payments and the allocation of the deferred amounts between Minerals Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year.

     SECTION 7. Conversion to Units. The amount of an Employee's deferred Cash Incentive Payment (and related Matching Incentive Contribution) for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of deferred Cash Incentive Payment and related Matching Incentive Contribution credited to the Employee's Incentive Account for such Year by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of Units.

     SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.

     SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     SECTION 10. Allocation of Units as of July 1, 1994. As of July 1, 1994, the number of Units credited to an Employee's Incentive Account shall be equal to the number of Units credited to his Incentive Account as of June 30, 1994, under the Key Employees Deferred Payment Program of The Pittston Company.

     SECTION 11. Minimum Distribution. Distributions shall be made in accordance with Article VI; provided, however, that the aggregate value of the Minerals Stock and/or Services Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to deferrals of Cash Incentive Payments (including related dividends but not Matching Incentive Contributions) shall not be less than the aggregate amount of Cash Incentive Payments and dividends (credited to his Incentive Account pursuant to Section 9) in respect of which such Units were initially so credited. The value of the Minerals Stock and Services Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Services Stock and/or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                                   ARTICLE IV
                               DEFERRAL OF SALARY

     SECTION 1. Definitions. Wherever used in this Article IV, the following term shall have the meaning indicated:

          Matching Salary Contributions: Matching contributions allocated to an Employee's Incentive Account pursuant to Section 4 of this Article IV.

     SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article IV for any Year if (a) his or her Salary (on an annualized basis) as of the preceding December 31 (June 30 for the 1994 year) is at least equal to $150,000 (as adjusted for Years after 1994 to reflect the limitation in effect under Code Section 401(a)(17) for the Year in which the Employee's election to participate is filed) or (b) he or she is designated by the Committee as eligible to participate. Notwithstanding the foregoing, a newly hired Employee is eligible to defer a portion of his or her Salary during his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     Except as otherwise provided by the Committee, an Employee who is eligible to defer a portion of his or her Salary shall continue to be so eligible unless his or her Salary for any Year (on an annualized basis) is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article IV until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

     SECTION 3. Deferral of Salary. Each Employee who is eligible to defer Salary for any Year pursuant to this Article IV may elect to defer up to 50% (in multiples of 5%) of his or her Salary for such Year; provided, however, that in the case of a newly hired Employee who is eligible to participate for his or her initial Year of employment, only up to 50% of Salary earned after he or she files a deferral election with the Committee may be deferred. Such Employee's initial election for any Year shall be made prior to the first day of such Year or within 30 days after his or her initial date of employment, if later; provided, however, that with respect to the 1995 Year, an eligible Employee may make such election at any time prior to June 1, 1995, if he (a) has not previously made a deferral election under this Article IV for 1995 or (b) wishes to increase the percentage of his Salary to be deferred for 1995. Such election under (a) or (b) shall apply only to Salary earned after June 1, 1995. An election to defer Salary shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III and/or V) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of deferred Salary for such month pursuant to such election. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.

     SECTION 4. Matching Salary Contributions. Effective June 1, 1995, each Employee who has deferred a percentage of his Salary for a Year pursuant to
Section 2 of this Article IV shall have Matching Salary Contributions allocated to his or her Incentive Account. Such Matching Salary Contributions shall be equal to 100% of the first 10% of his Salary that he or she has elected to defer for the Year (earned after June 1, 1995, for the 1995 Year). The dollar amount of each Employee's Matching Salary Contributions shall be credited to his or her Incentive Account as of the last day of each month. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.

     SECTION 5. Allocation of Deferred Salary Between Minerals Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer a portion of his or her Salary shall specify what portion (in multiples of 10%) of such deferred Salary shall be converted into Minerals Units and Services Units in accordance with Section 7 of this Article IV. Notice of any determination by the Committee pursuant to this Section 5 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this Article IV for such Year.

     Matching Salary Contributions credited on behalf of an Employee employed by a Subsidiary or Foreign Subsidiary in the (a) Pittston Services Group shall be converted into Services Units or (b) Pittston Minerals Group shall be converted into Minerals Units in accordance with Section 7 of this Article IV. Matching Incentive Contributions credited on behalf of an Employee employed by the Company will be converted into Services Units and Minerals Units in the proportion that the average of the high and low per share quoted sale prices of each of Services Stock and Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape as of the last day of the year in which the deferred Salary was earned bears to the combined average price of both such stocks on such date.

     SECTION 6. Irrevocability of Election. Except as provided in Section 3 of this Article IV, an election to defer Salary and the allocation of the deferred Salary between Minerals Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year or after 30 days after his or her initial date of employment, if later.

     SECTION 7. Conversion to Units. The amount of an Employee's deferred Salary (and related Matching Salary Contributions) for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Salary was earned. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such deferred Salary (and related Matching Salary Contributions) credited to his or her Incentive Account for such Year by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the Year immediately prior to the crediting of Units (or in the case of an Employee who elected to participate in this portion of the Program effective June 1, 1995, the period from June 1, 1995 through December 31, 1995).

     In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 next following such Year in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year. The number of additional Units shall be equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the second decimal place), that could have been purchased if (a) the number of Minerals Units and Services Units credited to the Employee's Incentive Account for the Year pursuant to the preceding paragraph had been credited ratably throughout the Year, (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of Shares of the class giving rise to such dividend or distribution represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Services Units and/or Minerals Units in accordance with the Employee's election for the Year of termination in the manner described in the first paragraph of this Section 6 based on the quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with the second paragraph of this Section 7 assuming that the number of Minerals Units and Services Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

     SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.

     SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of

Minerals Shares and Services Shares, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by the Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     SECTION 10. Minimum Distribution. Distributions shall be made in accordance with Article VI; provided, however, the aggregate value of the Minerals Stock and/or Services Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to the deferral of Salary (including related dividends but not Matching Salary Contributions) shall not be less than the aggregate amount of Salary and dividends in respect of which such Units were initially so credited. The value of the Minerals Stock and Services Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Services Stock and/or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                                   ARTICLE V
                           SUPPLEMENTAL SAVINGS PLAN

     SECTION 1. Definitions. Whenever used in this Article V, the following terms shall have the meanings indicated:

          Compensation: The regular wages received during any pay period by an Employee while a participant in the Savings Plan for services rendered to the Company or any Subsidiary that participates in the Savings Plan, including any commissions or bonuses, but excluding any overtime or premium pay, living or other expense allowances, or contributions by the Company or such Subsidiaries to any plan of deferred compensation, and determined without regard to the application of any salary reduction election under the Savings Plan. Bonuses paid pursuant to the Incentive Plan shall be considered received in the Year in which they are payable whether or not such bonus is deferred pursuant to Article III hereof.

          Incentive Plan: The Key Employees Incentive Plan of The Pittston Company, as in effect from time to time or any successor thereto.

          Matching Contributions: Amounts allocated to an Employee's Incentive Account pursuant to Section 4 of this Article V.

          Savings Plan: The Savings-Investment Plan of The Pittston Company and Its Subsidiaries, as in effect from time to time.

     SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article V for any Year if his or her Salary (or an annualized basis) as of the preceding December 31

(June 30 for the 1994 Year) is at least equal to $150,000 (as adjusted for Years after 1994 to reflect the limitation in effect under Code Section 401(a)(17) for the Year in which the Employee's election to participate is filed). Notwithstanding the foregoing, a newly hired Employee is eligible to participate in the benefits provided pursuant to this Article V if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     Except as otherwise provided by the Committee, an Employee who is eligible to participate in the benefits provided pursuant to this Article V shall continue to be so eligible unless his or her Salary for any Year is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article V until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

     SECTION 3. Deferral of Compensation. Effective July 1, 1994, each Employee who is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings Plan for any Year as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and/or 415 of the Code may elect to defer all or part of the excess of
(a) such maximum percentage (five percent for 1994) of his or her Compensation for the calendar year (without regard to any limitation on such amount imposed by Code Section 401(a)(17)) over (b) the amount actually contributed on his or her behalf under the Savings Plan for such calendar year as a matched contribution; provided, however, that with respect to the 1994 Year, only Compensation paid after July 1, 1994, may be deferred. In order to be permitted to defer any portion of his or her Compensation pursuant to this Section 3 of
Article V, the Employee must elect to defer the maximum amount permitted as a matched contribution for the calendar year under the Savings Plan. Such Employee's initial election hereunder for any Year shall be made prior to the first day of such Year or prior to the date on which he or she is first eligible to participate in the Savings Plan, if later. Such election shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Article III and/or IV) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of the Compensation deferred for such month pursuant to such election; provided, however, that in the event an Employee is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings Plan for any year as a result of the limitation imposed by Code Section 401(k)(3), such excess contribution shall be distributed to the Employee, his Compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his Incentive Account as of the January 1 next following the Year for which the excess contribution was made under the Savings Plan. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.

     SECTION 4. Matching Contributions. Each Employee who elects to defer a portion of his or her Compensation for a Year pursuant to Section 3 of this
Article V shall have a Matching Contribution allocated to his or her Incentive Account equal to the rate of matching contributions in effect for such Employee under the Savings Plan for such Year multiplied by the amount elected to be deferred pursuant to Section 3 above for each month in such Year. The dollar amount of each Employee's

Matching Contributions for each month shall be credited to his or her Incentive Account as of the last day of each month.

     Subject to the approval of the shareholders of the Company at the 1995 annual meeting, if an Employee is participating in this portion of the Program pursuant to Section 2 of this Article V and his or her matching contribution under the Savings Plan for 1994 or any later year will be reduced as a result of the nondiscrimination test contained in Code Section 401(m)(2), (a) to the extent such matching contribution is forfeitable, it shall be forfeited and that amount shall be allocated to his or her Incentive Account as a Matching Contribution or (b) to the extent such matching contribution is not forfeitable, it shall be distributed to the Employee, his Compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his or her Incentive Account as a Matching Contribution. The dollar amount of such Matching Contribution shall be allocated to each Employee's Incentive Account as of the January 1 next following the Year for which the matching contribution was made under the Savings Plan. Units in respect of such contribution shall be credited to the Employee's Incentive Account as provided in Section 7 below.

     SECTION 5. Allocation of Deferred Amounts Between Minerals Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer Compensation shall specify in his or her deferral election what portion of such deferred Compensation shall be converted (in multiples of 10%) into Minerals Units and Services Units in accordance with Section 7 of this Article V. Matching Contributions shall be allocated between Minerals Units and Services Units in the same proportion as deferrals of Compensation. Notice of any determination by the Committee pursuant to this Section 5 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this Article V for such Year.

     SECTION 6. Irrevocability of Election. An election to defer amounts and the allocation of the deferred amounts between Mineral Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year or prior to the date on which he or she is first eligible to participate in the Savings Plan, if later.

     SECTION  7.  Conversion  to Units.  The  amount of  an  Employee's deferred
Compensation and Matching Contributions for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Compensation was earned or for which the Matching Contribution was made. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such amounts credited to the Employee's Incentive Account for such Year attributable to (a) the deferral of amounts awarded under the Incentive Plan (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of such Units, (b) Compensation and Matching Contributions allocated to an Incentive Account as a result of failing to satisfy the tests included in Code Sections 401(k)(3) or 401(m)(2) under the Savings Plan by the average of the high and low per share quoted sales prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of

April of the year in which such Units are credited to the Employee's Incentive Account and (c) the deferral of all other Compensation (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape (i) on each trading day during the period commencing on the first day of the month after the Employee's salary (as such term is defined in the Savings Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17) and ending on December 31 or (ii) in the event the Employee's salary equals the maximum amount of considered compensation in December, on the first trading day in the following January.

     In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 of the following Year in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year. The number of additional Units shall be equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the second decimal place), that could have been purchased if (a) the number of Minerals Units and Services Units credited to the Employee's Incentive Account, for the Year pursuant to the preceding paragraph had been credited ratably throughout the portion of the Year commencing on the first day of the month after the Employee's salary (as defined in the Savings
Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17), (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of shares of the class giving rise to such dividend or distribution represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Services Units and/or Minerals Units in accordance with the Employee's election for the Year of termination in the manner described in the first paragraph of this Section 7 based on the quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with the second paragraph of this Section 7 assuming that the number of Minerals Units and Services Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

     SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.

     SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or other distribution represented by the Units in such Incentive Account as of such date and assuming that the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

                                   ARTICLE VI
                                 DISTRIBUTIONS

     SECTION 1. Certain Payments on Termination of Employment. Each Employee who has an Incentive Account shall receive a distribution in Minerals Stock and/or Services Stock, in respect of all Units standing to the credit of such Employee's Incentive Account (other than Units attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto), in a single lump-sum distribution as soon as practicable following his or her termination of employment; provided, however, that an Employee may elect, at least 12 months prior to his or her termination of employment to receive distribution of the Shares represented by the Units credited to his or her Incentive Account in equal annual installments (not more than five) commencing on the first day of the month next following the date of his or her termination of employment (whether by death, disability, retirement or otherwise) or as promptly as practicable thereafter. Such Employee may at any time elect to change the manner of such payment, provided that any such election is made at least 12 months in advance of his or her termination of employment.

     The number of shares of Minerals Stock and/or Services Stock to be included in each installment payment shall be determined by multiplying the number of Minerals Units and/or Stock Units, respectively, in the Employee's Incentive Account as of the 1st day of the month preceding the initial installment payment and as of each succeeding anniversary of such date by a fraction, the numerator or which is one and the denominator of which is the number of remaining installments (including the current installment). Any fractional Units shall be converted to cash based on the average of the high and low per share quoted sale prices of the Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape, on the last trading day of the month preceding the month of distribution and shall be paid in cash.

     SECTION 2. Payments Attributable to Matching Incentive Contributions and Matching Salary Contributions on Termination of Employment. In the event of the termination of employment of an Employee as a result of (a) death, (b) retirement after satisfying the requirements for early or normal retirement under a pension plan sponsored by the Company or a Subsidiary in which the Employee participated, (c) total and permanent disability (as defined in the Company's long-term disability plan) or (d) termination of employment for any reason within three years following a Change in Control, the Employee shall receive a distribution of Minerals Stock and/or Services Stock, in respect of all Units standing to the credit of such Employee's Incentive Account attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto in the same manner as provided in Section 1 of this Article VI for the distribution of other Units standing to the credit of such Employee's Incentive Account.

     In the event of a termination of employment for a reason not described in the preceding paragraph, the Employee shall forfeit the Units in his or her Incentive Account attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto for the Year in which the termination occurs. Such Employee shall be vested in the remaining Units standing to the credit of such Employee in his or her Incentive Account attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto in accordance with the following schedule:

                                                                             VESTED
                        MONTHS OF PARTICIPATION                            PERCENTAGE
------------------------------------------------------------------------   ----------

less than 36............................................................         0
at least 36 but less than 48............................................        50%
at least 48 but less than 60............................................        75%
60 or more..............................................................       100%

An Employee shall receive credit for one 'month of participation' for each calendar month during which a deferral election is in effect pursuant to Section 3 of Articles III or IV. Minerals Stock and/or Services Stock, in respect of the vested Units standing to the credit of such Employee attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto shall be distributed in a single lump sum as soon as practicable following the third anniversary of his or her termination of employment.

     SECTION 3. In-Service Distributions. Any Employee may make an election, on or before December 31 of any Year, to receive a distribution in Minerals Stock and/or Services Stock in a lump sum or in not more than five equal annual installments, on or commencing as of January 1 of the second following Year (or as promptly as practicable thereafter), in respect of all Services Units and Minerals Units (other than Units attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto) standing to his or her credit in such Incentive Account as of such January 1; provided, however, that no such election shall be effective if (a) such Employee has outstanding at such December 31 an election pursuant to Article III, IV or V to defer any amounts hereunder or (b) such Employee's employment shall terminate for any reason prior to such January 1. Such election to receive a distribution or distributions shall be irrevocable, except that it may be revoked, and a new election may be made, at any time prior to such December 31. The number of shares of Minerals Stock and/or Services Stock (and the amount of cash representing fractional Units) to be distributed shall be determined in the same manner as provided in Section 1 of this Article VI.

                                  ARTICLE VII
                           DESIGNATION OF BENEFICIARY

     An Employee may designate in a written election filed with the Committee a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive all distributions and payments under the Program after the Employee's death. Any such designation may be revoked, and a new election may be made, at any time and from time to time, by the Employee without the consent of any beneficiary. If the Employee designates more than one beneficiary, any distributions and payments to such beneficiaries shall be made in equal percentages unless the Employee has designated otherwise, in which case the distributions and payments shall be made in the percentages designated by the Employee. If no beneficiary has been named by the Employee or no beneficiary survives the Employee, the remaining Shares (including fractional Shares) in the Employee's Incentive Account shall be distributed or paid in a single sum to the Employee's estate. In the event of a beneficiary's death after installment payments to the beneficiary have commenced, the remaining installments will be paid to a contingent beneficiary, if any, designated by the Employee or, in the absence of a surviving contingent beneficiary, the remaining Shares (including fractional Shares) shall be distributed or paid to the primary beneficiary's estate in a single distribution. All distributions shall be made in Shares except that fractional shares shall be paid in cash.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     SECTION 1. Nontransferability of Benefits. Except as provided in Article VII, Units credited to an Incentive Account shall not be transferable by an Employee or former Employee (or his or her beneficiaries) other than by will or the laws of descent and distribution or pursuant to a domestic relations order. No Employee, no person claiming through such Employee, nor any other person shall have any right or interest under the Program, or in its continuance, in the payment of any amount or distribution of any Shares under the Program, unless and until all the provisions of the Program, any determination made by the Committee thereunder, and any restrictions and limitations on the payment itself have been fully complied with. Except as provided in this Section 1, no rights under the Program, contingent or otherwise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature, nor shall the Company or any of its Subsidiaries be obligated, except as otherwise required by law, to recognize or give effect to any such transfer, assignment, pledge or encumbrance.

     SECTION 2. Notices. The Company may require all elections contemplated by the Program to be made on forms provided by it. All notices, elections and other communications pursuant to the Program shall be in writing and shall be effective when received by the Company at the following address:

           The Pittston Company
           100 First Stamford Place
           P. O. Box 120070
           Stamford, CT 06912-0070
           Attention of Vice President -- Human Resources

     SECTION 3. Limitation on Rights of Employee. Nothing in this Program shall be deemed to create, on the part of any Employee, beneficiary or other person,
(a) any interest of any kind in the assets of the Company or (b) any trust or fiduciary relationship in relation to the Company. The right of an Employee to receive any Shares shall be no greater than the right of any unsecured general creditor of the Company.

     SECTION 4. No Contract of Employment. The benefits provided under the Program for an Employee shall be in addition to, and in no way preclude, other forms of compensation to or in respect of such Employee. However, the selection of any Employee for participation in the Program shall not give such Employee any right to be retained in the employ of the Company or any of its Subsidiaries for any period. The right of the Company and of each such Subsidiary to terminate the employment of any Employee for any reason or at any time is specifically reserved.

     SECTION 5. Withholding. All distributions pursuant to the Program shall be subject to withholding in respect of income and other taxes required by law to be withheld. The Company shall establish appropriate procedures to ensure payment or withholding of such taxes. Such procedures may include arrangements for payment or withholding of taxes by retaining Shares otherwise issuable in accordance with the provisions of this Program or by accepting already owned Shares, and by applying the fair market value of such Shares to the withholding taxes payable.

     SECTION 6. Amendment and Termination. The Committee from time to time amend any of the provisions of the Program, or may at any time terminate the Program. No amendment or termination shall adversely affect any Units (or distributions in respect thereof) which shall theretofore have been credited to any Employee's Incentive Account. In conjunction with the termination of the Program, the Committee may in its discretion determine whether the value of all Units credited to any or all of the Incentive Accounts under the Program shall be distributed in Shares as promptly as practicable after such termination.

                                   APPENDIX 1
                          Pittston Minerals Proxy Card
                                     [LOGO]

P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL
R            MEETING OF SHAREHOLDERS, MAY 5, 1995
O            The  undersigned hereby appoints J. C.  Farrell, J. B. Hartough and  A. F. Reed and each  of them as proxies, with
X            full power of substitution, to vote the shares of the undersigned in The Pittston Company at the Annual Meeting of
Y            Shareholders to be  held on  Friday, May  5, 1995,  at 1:00 p.m.,  Eastern Daylight  Time and  at any  adjournment thereof,  on all matters coming before the meeting. The proxies will  vote: (1) as you specify on the back of this card; (2) as the Board of Directors recommends where you do  not specify your vote on a matter listed on the  back of this card; and (3) as the proxies decide on any other matter.



                          Election of the following four nominees as directors for terms expiring in 1998:
                          James R. Barker, James L. Broadhead, Ronald M. Gross and David L. Marshall.




             IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.


                                                                      OVER

____________________________________________________________________________________________________________________________________
                                                                                                                     PLEASE MARK
              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.      [X] YOUR VOTES
                                                                                                                       LIKE THIS

                 _______________
                 MINERALS SHARES

                                              FOR all   WITHHELD for all
                                             Nominees     Nominees                                              FOR AGAINST ABSTAIN

ITEM 1--Election of the nominees for directors.  [  ]       [  ]     ITEM 2--Approval of KPMG Peat Marwick LLP  [  ]  [  ]   [  ]
(see reverse)                                                        as independent certified public
                                                                     accountants.


Withhold for the following only. (Write the name of                  ITEM 3--Approval of amendment and
the nominee(s) in the space below)                                   restatement of the Key Employees' Deferred  [  ]   [  ]   [  ]
                                                                     Compensation Program.



-----------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.




                                                                        PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE
                                                                        POSTAGE PAID RETURN ENVELOPE PROVIDED.

                                                                        DATE                                                , 1995
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        -----------------------------------------------------------




          PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.


-----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX 2
                          Pittston Services Proxy Card
                                     [LOGO]

P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL
R            MEETING OF SHAREHOLDERS, MAY 5, 1995
O            The  undersigned hereby appoints J. C.  Farrell, J. B. Hartough and  A. F. Reed and each  of them as proxies, with
X            full power of substitution, to vote the shares of the undersigned in The Pittston Company at the Annual Meeting of
Y            Shareholders to be  held on  Friday, May  5, 1995,  at 1:00 p.m.,  Eastern Daylight  Time and  at any  adjournment thereof,  on all matters coming before the meeting. The proxies will  vote: (1) as you specify on the back of this card; (2) as the Board of Directors recommends where you do  not specify your vote on a matter listed on the  back of this card; and (3) as the proxies decide on any other matter.


                          Election of the following four nominees as directors for terms expiring in 1998:
                          James R. Barker, James L. Broadhead, Ronald M. Gross and David L. Marshall.


             IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD.
             IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                                                                      OVER

____________________________________________________________________________________________________________________________________
                                                                                                                     PLEASE MARK
              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.      [X] YOUR VOTES
                                                                                                                       LIKE THIS

                 _______________
                 SERVICES SHARES

                                              FOR all   WITHHELD for all
                                             Nominees     Nominees                                              FOR AGAINST ABSTAIN

ITEM 1--Election of the nominees for directors.  [  ]       [  ]     ITEM 2--Approval of KPMG Peat Marwick LLP  [  ]  [  ]   [  ]
(see reverse)                                                        as independent certified public
                                                                     accountants.


Withhold for the following only. (Write the name of                  ITEM 3--Approval of amendment and
the nominee(s) in the space below)                                   restatement of the Key Employees' Deferred  [  ]   [  ]   [  ]
                                                                     Compensation Program.



-----------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.




                                                                        PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE
                                                                        POSTAGE PAID RETURN ENVELOPE PROVIDED.

                                                                        DATE                                                , 1995
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        -----------------------------------------------------------




          PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.


-----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX 3
                  Pittston Minerals Savings-Investment Card
                                     [LOGO]

P            SAVINGS-INVESTMENT PLAN VOTING INSTRUCTIONS
R            TO: IDS TRUST, TRUSTEE
O            I  hereby instruct the Trustee to vote  (or cause to be voted) all shares  of Common Stock of The Pittston Company
X            credited to my account under the Plan at the Annual Meeting of Shareholders to be held on May 5, 1995 (and at  any
Y            adjournment   thereof)   for   the   purposes  set   forth   in   the  accompanying   notice   of   such  meeting.
             Please date, sign exactly as your name appears below,  and return this card in the enclosed envelope. Your  shares will not be voted by the Trustee in accordance with your instructions unless you sign and return this card so that it will reach the Trustee not later than May 3, 1995. These instructions are irrevocable.


                          Election of the following four nominees as directors for terms expiring in 1998:
                          James R. Barker, James L. Broadhead, Ronald M. Gross and David L. Marshall.




             IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.


                                                                      OVER

____________________________________________________________________________________________________________________________________
                                                                                                                     PLEASE MARK
              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.      [X] YOUR VOTES
                                                                                                                       LIKE THIS

                 _______________
                    MINERALS

                                              FOR all   WITHHELD for all
                                             Nominees     Nominees                                              FOR AGAINST ABSTAIN

ITEM 1--Election of the nominees for directors.  [  ]       [  ]     ITEM 2--Approval of KPMG Peat Marwick LLP  [  ]  [  ]   [  ]
(see reverse)                                                        as independent certified public
                                                                     accountants.


Withhold for the following only. (Write the name of                  ITEM 3--Approval of amendment and
the nominee(s) in the space below)                                   restatement of the Key Employees' Deferred  [  ]   [  ]   [  ]
                                                                     Compensation Program.



-----------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.




                                                                        PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE
                                                                        POSTAGE PAID RETURN ENVELOPE PROVIDED.

                                                                        DATE                                                , 1995
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        -----------------------------------------------------------




          PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.


-----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX 4
                 Pittston Services Savings-Investment Plan Card
                                     [LOGO]

P            SAVINGS-INVESTMENT PLAN VOTING INSTRUCTIONS
R            TO: IDS TRUST, TRUSTEE
O            I  hereby instruct the Trustee to vote  (or cause to be voted) all shares  of Common Stock of The Pittston Company
X            credited to my account under the Plan at the Annual Meeting of Shareholders to be held on May 5, 1995 (and at  any
Y            adjournment   thereof)   for   the   purposes  set   forth   in   the  accompanying   notice   of   such  meeting.
             Please date, sign exactly as your name appears below,  and return this card in the enclosed envelope. Your  shares will not be voted by the Trustee in accordance with your instructions unless you sign and return this card so that it will reach the Trustee not later than May 3, 1995. These instructions are irrevocable.


                          Election of the following four nominees as directors for terms expiring in 1998:
                          James R. Barker, James L. Broadhead, Ronald M. Gross and David L. Marshall.



             IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.


                                                                      OVER

____________________________________________________________________________________________________________________________________
                                                                                                                     PLEASE MARK
              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.      [X] YOUR VOTES
                                                                                                                       LIKE THIS

                 _______________
                    SERVICES

                                              FOR all   WITHHELD for all
                                             Nominees     Nominees                                              FOR AGAINST ABSTAIN

ITEM 1--Election of the nominees for directors.  [  ]       [  ]     ITEM 2--Approval of KPMG Peat Marwick LLP  [  ]  [  ]   [  ]
(see reverse)                                                        as independent certified public
                                                                     accountants.


Withhold for the following only. (Write the name of                  ITEM 3--Approval of amendment and
the nominee(s) in the space below)                                   restatement of the Key Employees' Deferred  [  ]   [  ]   [  ]
                                                                     Compensation Program.



-----------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.




                                                                        PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE
                                                                        POSTAGE PAID RETURN ENVELOPE PROVIDED.

                                                                        DATE                                                , 1995
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        ----------------------------------------------------------

                                                                        SIGNATURE
                                                                        -----------------------------------------------------------




          PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.


-----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX 5
                      Pittston Savings-Investment Plan Letter
                                     [LOGO]

                                                                  March 29, 1995
To Participants in the Savings-Investment Plan of
The Pittston Company and Its Subsidiaries:

    We enclose a Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders to be held on May 5, 1995, voting instruction card(s) and a business reply envelope.

    As a participant in the Savings-Investment Plan, you are entitled to direct the Plan Trustee, IDS Trust, as to the manner in which any shares allocated to your Plan account are to be voted. The Board urges you to read the Proxy Statement carefully.

    It is important that you vote, and you are urged to complete, sign, date and mail, in the return envelope provided, the enclosed voting instruction card(s). IF YOU RECEIVE TWO VOTING INSTRUCTION CARDS (ONE FOR EACH CLASS OF THE COMPANY'S COMMON STOCK), PLEASE BE SURE TO COMPLETE AND RETURN THEM BOTH.

    Your prompt cooperation will be greatly appreciated.

                                       Sincerely,


                                       J. FARRELL
                                       J. FARRELL